EXHIBIT 10(a)

Table of Contents

Page

1.           DEFINITIONS ... 1
1.1           Defined Terms ... 1
1.2           Terms Generally ... 15
1.3           Accounting Terms; Change in GAAP ... 16
2.           THE LOANS ... 16
2.1           The Loans ... 16
2.2           Interest ... 18
2.3           Additional Interest Rate Provisions ... 18
2.4           Mitigation Obligations; Replacement of Banks ... 20
2.5           Increase of Commitments ... 21
2.6           Interest Elections ... 23
3.           LETTERS OF CREDIT ... 24
3.1           Obligation to Issue ... 24
3.2           Conditions ... 25
3.3           Issuance of Facility Letters of Credit ... 25
3.4           Reimbursement Obligations; Duties of Issuing Bank .............................................................................................................................................................................................. 26
3.5           Participations ... 27
3.6           Payment of Reimbursement Obligations ... 28
3.7           Exoneration ... 29
3.8           Issuing Bank’s Reporting Requirements ... 30
3.9           Compensation for Facility Letters of Credit ... 30
3.10         Replacement of the Issuing Bank ... 31
3.11         Transitional Provisions ... 31
3.12         Cash Collateralization ... 31
4.           PAYMENTS AND PREPAYMENTS ... 32
4.1           Payments Generally ... 32
4.2           Prepayments ... 33
4.3           Repayment of the Loans ... 33
4.4           Place of Payment or Prepayment ... 33
4.5           No Prepayment Premium or Penalty ... 34
4.6           Taxes ... 34
4.7           Reduction or Termination of Commitments ... 34
5.           COMMITMENT FEE AND OTHER FEES ... 34
5.1           Commitment Fee ... 34
5.2           Facility Letter of Credit Fee ... 35
5.3           Fees Not Interest; Nonpayment ... 35
6.           DEFAULTING BANKS ... 35
6.1           Defaulting Banks ... 35
6.2           Payment Obligations ... 36
7.           REPRESENTATIONS AND WARRANTIES ... 37
7.1           Organization and Qualification ... 37
7.2           Financial Statements ... 37
7.3           Litigation ... 37

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7.4           Default ... 38
7.5           Title to Assets ... 38
7.6           Payment of Taxes ... 38
7.7           Conflicting or Adverse Agreements or Restrictions ............................................................................................................................................................................................... 38
7.8           Authorization, Validity, Etc. ... 38
7.9           Investment Company Act Not Applicable ... 39
7.10         Intentionally Deleted ... 39
7.11         Regulations T, U and X ... 39
7.12         ERISA ... 39
7.13         No Financing of Certain Security Acquisitions... 39
7.14         Franchises, Co-Licenses, Etc. ... 40
7.15         Lines of Business ... 40
7.16         Environmental Matters ... 40
8.           CONDITIONS ... 40
8.1           Representations True and No Defaults ... 40
8.2           Governmental Approvals ... 41
8.3           Compliance With Law ... 41
8.4           Notice of Borrowing and Other Documents ... 41
8.5           Payment of Fees and Expenses ... 41
8.6           Loan Documents, Opinions and Other Instruments ................................................................................................................................................................................................. 41
8.7           Financial Condition ... 42
9.           AFFIRMATIVE COVENANTS ... 42
9.1           Financial Statements and Information ... 42
9.2           Lease and Investment Schedules ... 43
9.3           Books and Records ... 43
9.4           Insurance ... 43
9.5           Maintenance of Property ... 43
9.6           Inspection of Property and Records ... 43
9.7           Existence, Laws, Obligations ... 44
9.8           Notice of Certain Matters ... 44
9.9           ERISA ... 44
9.10        Compliance with Environmental Laws ... 45
9.11        Use of Proceeds ... 45
9.12        PGA Clauses ... 45
10.           NEGATIVE COVENANTS ... 45
10.1        Capital Requirements ... 46
10.2        Mortgages, Liens, Etc. ... 46
10.3        Debt ... 47
10.4        Loans, Advances and Investments ... 48
10.5        Stock and Debt of Subsidiaries ... 50
10.6        Merger, Consolidation, Etc. ... 50
10.7        Supply and Purchase Contracts ... 50
10.8        Sale or Other Disposition of Assets ... 51

10.9        Discount or Sale of Receivables ... 51
10.10      Change in Accounting Method ... 51
10.11      Restricted Payment ... 52
10.12      Securities Credit Regulations ... 52
10.13      Nature of Business; Management ... 52
10.14      Transactions with Related Parties ... 52
10.15      Hazardous Materials ... 52
11.           EVENTS OF DEFAULT; REMEDIES ... 53
11.1         Failure to Pay Principal or Interest ... 53
11.2         Failure to Pay Commitment Fee or Other Amounts ............................................................................................................................................................................................... 53
11.3         Other Debt Default ... 53
11.4         Misrepresentation or Breach of Warranty ... 53
11.5         Violation of Negative Covenants ... 53
11.6         Violation of Other Covenants, Etc. ... 54
11.7         Bankruptcy and Other Matters ... 54
11.8         Dissolution ... 54
11.9         Undischarged Judgment ... 54
11.10       Environmental Matters ... 54
11.11       Change of Control ... 55
11.12       Other Remedies ... 55
11.13       Remedies Cumulative ... 55
12.           THE AGENT ... 55
12.1          Authorization and Action ... 55
12.2          Agent’s Reliance, Etc. ... 56
12.3          Defaults ... 56
12.4          JPMorgan and Affiliates ... 56
12.5          Non-Reliance on Agent and Other Banks ... 57
12.6          Indemnification ... 57
12.7          Successor Agent ... 57
12.8          Agent’s Reliance ... 58
13.           MISCELLANEOUS ... 58
13.1          Representation by the Banks ... 58
13.2          Amendments, Waivers, Etc. ... 58
13.3          Reimbursement of Expenses ... 59
13.4          Notices ... 59
13.5          Governing Law; Venue ... 60
13.6          Survival of Representations, Warranties and Covenants .................................................................................................................................................................................... 60
13.7          Counterparts ... 60
13.8          Separability ... 61
13.9          Descriptive Headings ... 61
13.10        Accounting Terms ... 61
13.11        Limitation of Liability ... 61
13.12        Set-Off ... 61

13.13        Sale or Assignment ... 62
13.14        Non U.S. Banks ... 64
13.15        Interest ... 64
13.16        Indemnification ... 65
13.17        Payments Set Aside ... 66
13.18        Loan Agreement Controls ... 66
13.19        Obligations Several ... 67
13.20        Pro Rata Treatment ... 67
13.21        Final Agreement ... 67
13.22        WAIVER OF JURY TRIAL ... 67
13.23        USA Patriot Act Notice ... 68
13.24        No Fiduciary Duty ... 68

HOU:2981264.8

SIXTH AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

DATED AS OF FEBRUARY 26, 2010

BY AND BETWEEN

SOUTHERN UNION COMPANY
as the Borrower

AND

THE BANKS NAMED HEREIN
as the Banks

AND

JPMORGAN CHASE BANK, N.A.
as the Administrative Agent
AND
J.P. MORGAN SECURITIES INC.
as the Book Runner and Lead Left Arranger
AND

BANC OF AMERICA SECURITIES, INC. &
WELLS FARGO SECURITIES, LLC
as the Co-Book Runners and Co-Lead Arrangers
AND

BANK OF AMERICA MERRILL LYNCH &
WELLS FARGO BANK, NATIONAL ASSOCIATION
as Co-Syndication Agents

AND

THE BANK OF TOKYO MITSUBISHI UFJ, LTD. &
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH
as the Co-Documentation Agents

HOU:2981264.8

SIXTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

Reference is hereby made to that certain Fifth Amended and Restated Revolving Credit Agreement dated as of June 20, 2008, executed by and between SOUTHERN UNION COMPANY, a corporation organized under the laws of Delaware (the “Borrower”), the financial institutions listed on the signature pages of said Revolving Credit Agreement (each of said financial institutions now or hereafter a party to said Revolving Credit Agreement being hereinafter referred to collectively as “Banks” and individually as a “Bank”), JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan”), in its capacity as administrative agent (the “Agent”) for the Banks, and BANK OF AMERICA, NA, in its capacity as syndication agent (“Syndication Agent”) for the Banks (the “Original Agreement”).

As a result of certain discussions between the Borrower, the Agent and the Banks, the Borrower, the Agent and the Banks now desire to amend and restate the Original Agreement in its entirety.  Accordingly, the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

SOUTHERN UNION COMPANY, a corporation organized under the laws of Delaware (hereinafter called the “Borrower”), the financial institutions listed on the signature pages hereof (collectively, the “Banks” and individually, a “Bank”), JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan”), in its capacity as administrative agent (the “Agent”) for the Banks hereunder, BANK OF AMERICA MERRILL LYNCH and WELLS FARGO BANK, NATIONAL ASSOCIATION, as co-syndication agents (each, in such capacity, the “Co-Syndication Agents”) and THE BANK OF TOKYO MITSUBISHI UFJ, LTD. and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as co-documentation agents (each in such capacity, the “Co-Documentation Agents”), hereby agree as follows:

1. DEFINITIONS»

1.1 Defined Terms»

.  As used in this Agreement, the following terms shall have the following meanings:

“Additional Costs” shall mean, with respect to any Rate Period in the case of any Eurodollar Rate Loan, all costs, losses or payments, as determined by any Bank in its sole and absolute discretion (which determination shall be conclusive in the absence of manifest error) that such Bank or its Domestic Lending Office or its Eurodollar Lending Office does, or would, if such Eurodollar Rate Loan were funded during such Rate Period by the Domestic Lending Office or the Eurodollar Lending Office of such Bank, incur, suffer or make by reason of:

(a)         any and all present or future taxes (including, without limitation, any interest equalization tax or any similar tax on the acquisition of debt obligations, or any stamp or registration tax or duty or official or sealed papers tax), levies, imposts or any other charge of any nature whatsoever imposed by any taxing authority on or with regard to any aspect of the transactions contemplated by this Agreement, except such taxes as may be measured by the overall net income of such Bank or its Domestic Lending Office or its Eurodollar Lending Office and imposed by the jurisdiction, or any political subdivision or taxing authority thereof, in which such Bank’s Domestic Lending Office or its Eurodollar Lending Office is located; and

(b)         any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Eurodollar Rate Loan because of or arising from (i) the introduction of, or any change (other than any change by way of imposition or increase of reserve requirements, in the case of any Eurodollar Rate Loan, included in the Eurodollar Rate Reserve Percentage) in or in the interpretation or administration of, any law or regulation or (ii) the compliance with any request from any central bank or other governmental authority (whether or not having the force of law).

“Affiliate” shall mean any Person controlling, controlled by or under common control with any other Person.  For purposes of this definition, “control” (including “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise. If any Person shall own, directly or indirectly, beneficially or of record, twenty percent (20%) or more of the voting equity (whether outstanding capital stock, partnership interests or otherwise) of another Person, such Person shall be deemed to be an Affiliate.

“Agent” shall have the meaning set forth in the preamble hereto.

“Agreement” shall mean this Revolving Credit Agreement, as the same may be amended, modified, supplemented or restated from time to time.

“Alternate Base Rate” shall mean, for any day, a rate, per annum (rounds upward to the nearest 1/16 of 1%) equal to the greatest of: (i) the Prime Rate in effect on such day; (ii) the Federal Funds Rate in effect for such day plus one-half of one percent (1/2%) or (iii) the Eurodollar Rate for a one month Rate Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus one percent (1%).  Any change in the Alternate Base Rate due to a change in the Prime Rate, Federal Funds Rate or such Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, Federal Funds Rate or such Eurodollar Rate, respectively.

“Alternate Base Rate Loan” shall mean any Loan which bears interest at the Alternate Base Rate, plus the Applicable Margin.

“Applicable Lending Office” shall mean, with respect to each Bank, such Bank’s (a) Domestic Lending Office in the case of an Alternate Base Rate Loan; and (b) Eurodollar Lending Office in the case of a Eurodollar Rate Loan.

“Applicable Margin” means, for any day, with respect to any Alternate Base Rate Loan or Eurodollar Rate Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below, as the case may be, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Senior Funded Debt:

Rating of the Borrower’s unsecured, non-credit enhanced Senior Funded Debt	Eurodollar Rate Loans	Commitment Fee	Alternate Base Rate Loans
Equal to or greater than Baa1 by Moody’s or BBB+ by S&P	2.00%	.300%	1.00%
Equal to Baa2 by Moody’s or BBB by S&P	2.50%	.375%	1.50%
Equal to Baa3 by Moody’s or BBB- by S&P	2.75%	.500%	1.75%
Equal to Ba1 by Moody’s or BB+ by S&P	3.00%	.625%	2.00%
Less than Ba1 by Moody’s and less than BB+ by S&P	3.50%	.750%	2.50%

Notwithstanding the foregoing provisions, in the event that ratings of the Borrower’s Senior Funded Debt under S&P and under Moody’s fall within different rating categories which are not functional equivalents, the Applicable Margin shall be based on the higher of such ratings if there is only one category differential between the functional equivalents of such ratings, and if there is a two category differential between the functional equivalents of such ratings, the component of pricing from the grid set forth above shall be based on the rating category which is then in the middle of or between the two category ratings which are then in effect, and if there is greater than a two category differential between the functional equivalents of such ratings, the component of pricing from the grid set forth above shall be based on the rating category which is then one rating category above the lowest of the two category ratings which are then in effect.  Additionally, in the event that Borrower withdraws from having its Senior Funded Debt being rated by Moody’s or S&P, so that one or both of such ratings services fails to rate the Borrower’s Senior Funded Debt, the component of pricing from the grid set forth above for purposes of determining the Commitment Fee and Applicable Margin for all Rate Periods commencing thereafter shall be 3.50% for a Eurodollar Rate Loan, 2.50% for Alternate Base Rate Loans, and .750% for the Commitment Fee until such time as Borrower subsequently causes its Senior Funded Debt to be rated by both of said ratings services.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Bank that is not a Defaulting Bank, (b) an Affiliate of a Bank that is not a Defaulting Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank that is not a Defaulting Bank.

“Assignment and Acceptance” shall have the meaning set forth in Section 13.13.

“Bank” shall have the meaning set forth in the preamble hereto and shall include the Agent, in its individual capacity.

“Borrower” shall have the meaning set forth in the preamble hereto.

“Borrowing Date” shall mean a date upon which the Borrower has requested a Loan is to be made in a Notice of Borrowing delivered pursuant to Section 2.1.

“Business Day” shall mean a day when the Agent is open for business, provided that, if the applicable Business Day relates to any Eurodollar Rate Loan, it shall mean a day when the Agent is open for business and banks are open for business in the London interbank market and in New York City.

“Capital Lease” shall mean any lease of any Property (whether real, personal, or mixed) which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of the lessee.

“Capitalized Lease Obligations” shall mean, for the Borrower and its Subsidiaries, any of their obligations that should, in accordance with GAAP, be recorded as Capital Leases.

“Cash Interest Expense” shall mean, for any period, total interest expense to the extent paid in cash (including the interest component of Capitalized Lease Obligations) of the Borrower and any Subsidiary for such period all as determined in conformity with GAAP.

“Change of Control” shall occur if any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended from time to time, and any successor statute) shall have acquired beneficial ownership of thirty five percent (35%) or more on a fully diluted basis of the voting and/or economic interests in the Borrower and within ninety (90) days of the announcement of the Change of Control, Moody’s or S&P announce a downgrade below investment grade or a withdrawal of their respective ratings as a result of the Change of Control.

“Change of Ownership” shall occur if any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended from time to time, and any successor statute) shall have acquired beneficial ownership of thirty five percent (35%) or more on a fully diluted basis of the voting and/or economic interests in the Borrower.

“Citrus” shall mean Citrus Corp., a Delaware corporation.

“Closing Date” shall mean the date of this Agreement.

“Code” shall mean the Internal Revenue Code of 1986, as amended, as now or hereafter in effect, together with all regulations, rulings and interpretations thereof or thereunder issued by the Internal Revenue Service.

“Co-Documentation Agents” shall have the meaning set forth in the preamble hereto.

“Commitment” shall have the meaning set forth in Section 2.1(a) and “Commitments” shall mean, collectively, the Commitments of all of the Banks.

“Consolidated Net Income” shall mean for any period the consolidated net income of the Borrower and all Subsidiaries, determined in accordance with GAAP, for such period.

“Consolidated Net Worth” shall mean, for any period for the Borrower and all Subsidiaries, (a) the sum of the following consolidated items, all determined in accordance with GAAP and without duplication: the consolidated stockholders’ equity of all classes of stock (whether common, preferred, mandatorily convertible preferred or preference) of the Borrower and its Subsidiaries; the Equity-Preferred Securities; the other preferred securities of the Borrower’s Subsidiaries not constituting Equity-Preferred Securities; and the minority interests in the Borrower’s Subsidiaries, less (b) the sum of the following consolidated items, without duplication: the book amount of any deferred charges (including, but not limited to, unamortized debt discount and expenses, organization expenses, experimental and development expenses, but excluding prepaid expenses) that are not permitted to be recovered by the Borrower or its applicable Subsidiaries under rates permitted under rate tariffs, plus (c) the sum of all amounts contributed or paid by the Borrower to the Rabbi Trusts for purposes of funding the same, but only to the extent such contributions and payments are required to be deducted from the consolidated stockholders’ equity of the Borrower and its Subsidiaries in accordance with GAAP.

“Consolidated Total Capitalization” shall mean at any time the sum of: (a) Consolidated Net Worth at such time; plus (b) the principal amount of outstanding Debt (other than Equity-Preferred Securities (to the extent included in Debt of the Borrower and its Subsidiaries) not to exceed 10% of Consolidated Total Capitalization [calculated for purposes of this clause without reference to any Equity-Preferred Securities]) of the Borrower and its Subsidiaries.

“Consolidated Total Indebtedness” shall mean all Debt of the Borrower and all Subsidiaries including, without limitation, any current maturities and all obligations under any Receivables Purchase and Sale Agreement thereof, plus, without duplication, all amounts outstanding under Standby Letters of Credit and, without duplication, all Facility Letter of Credit Obligations, less, without duplication and to the extent included in Debt of the Borrower and its Subsidiaries, Equity-Preferred Securities not to exceed 10% of Consolidated Total Capitalization (calculated for purposes of this clause without reference to any Equity-Preferred Securities).

“Credit Exposure” shall mean, with respect to any Bank at any time, the sum of the outstanding principal amount of such Bank’s Loans and its Facility Letter of Credit Obligations.

“Debt” means (without duplication), for any Person indebtedness for money borrowed determined in accordance with GAAP but in any event including, (a) indebtedness of such Person for borrowed money or arising out of any extension of credit to or for the account of such Person (including, without limitation, extensions of credit in the form of reimbursement or payment obligations of such Person relating to letters of credit issued for the account of such Person) or for the deferred purchase price of property or services, except indebtedness which is owing to trade creditors in the ordinary course of business and which is due within thirty (30) days after the original invoice date; (b) indebtedness of the kind described in clause (a) of this definition which is secured by (or for which the holder of such Debt has any existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations; (c) Capitalized Lease Obligations of such Person; (d) obligations under direct or indirect Guaranties.  Whenever the definition of Debt is being used herein in order to compute a financial ratio or covenant applicable to the consolidated business of the Borrower and its Subsidiaries, Debt which is already included in such computation by virtue of the fact that it is owed by a Subsidiary of the Borrower will not also be added by virtue of the fact that the Borrower has executed a guaranty with respect to such Debt that would otherwise require such guaranteed indebtedness to be considered Debt hereunder.  Nothing contained in the foregoing sentence is intended to limit the other provisions of this Agreement which contain limitations on the amount and types of Debt which may be incurred by the Borrower or its Subsidiaries.

“Debtor Laws” shall mean all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, or similar laws, or general equitable principles from time to time in effect affecting the rights of creditors generally.

“Default” shall mean any of the events specified in Section 11, whether or not there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

“Defaulting Bank” means any Bank, as determined by the Agent, that has (a) failed to fund any portion of its Loans or participations in Facility Letters of Credit within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Agent, the Issuing Bank, or any Bank in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Facility Letters of Credit, (d) otherwise failed to pay over to the Agent or any other Bank any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or is determined to be insolvent by any Governmental Authority having regulatory authority over such Person, or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided, that a Bank shall not become a Defaulting Bank solely as a result of the maintenance of an ownership interest in such Bank or Person controlling such Bank or the exercise of control over a Bank or Person controlling such Bank by a Governmental Authority or an instrumentality thereof.

“Dollars” and “$” shall mean lawful currency of the United States of America.

“Domestic Lending Office” shall mean, with respect to each Bank, the office of such Bank located at its “Address for Notices” set forth below the name of such Bank on the signature pages hereof or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

“EBDIT” shall mean for any period the sum of (a) consolidated net earnings for the Borrower and its Subsidiaries (excluding for all purposes hereof all extraordinary items), plus (b) each of the following to the extent actually deducted in deriving such net earnings:  (i) depreciation and amortization expense; (ii) interest expense and (iii) federal and state income taxes;, in each case before adjustment for extraordinary items, as shown in the financial statements of Borrower and its Subsidiaries referred to in Section 7.2 hereof (excluding for all purposes hereof all extraordinary items), and determined in accordance with GAAP, and (c) plus (or minus, if applicable) the net amount of non-cash deductions from (or additions to, if applicable) such net earnings for such period attributable to fluctuations in the market price(s) of securities which the Borrower is obligated to purchase in future periods under any of the Rabbi Trusts, but only to the extent that such deductions (or additions, if applicable) are required to be taken in accordance with GAAP.

“Eligible Assignee” shall mean: (i) any Bank that is not a Defaulting Bank, or any Affiliate of any Bank that is not a Defaulting Bank, any Approved Fund, or any institution 100% of the voting stock of which is directly, or indirectly owned by such Bank or by the immediate or remote parent of such Bank; or (ii) a commercial bank, a foreign branch of a United States commercial bank, a domestic branch of a foreign commercial bank or other financial institution having in each case assets in excess of $1,000,000,000.00.

“Environmental Law” shall mean (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.A. § 9601 et seq.), as amended from time to time, and any and all rules and regulations issued or promulgated thereunder (“CERCLA”); (b) the Resource Conservation and Recovery Act (as amended by the Hazardous and Solid Waste Amendment of 1984, 42 U.S.C.A. § 6901 et seq.), as amended from time to time, and any and all rules and regulations promulgated thereunder (“RCRA”); (c) the Clean Air Act, 42 U.S.C.A. § 7401 et seq., as amended from time to time, and any and all rules and regulations promulgated thereunder; (d) the Clean Water Act of 1977, 33 U.S.CA § 1251 et seq., as amended from time to time, and any and all rules and regulations promulgated thereunder; (e) the Toxic Substances Control Act, 15 U.S.C.A. § 2601 et seq., as amended from time to time, and any and all rules and regulations promulgated thereunder; or (f) any other federal or state law, statute, rule, or emulation enacted in connection with or relating to the protection or regulation of the environment (including, without limitation, those laws, statutes, rules, and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing, or transporting of Hazardous Materials) and any rules and regulations issued or promulgated in connection with any of the foregoing by any governmental authority, and “Environmental Laws” shall mean each of the foregoing. “EPA” shall mean the Environmental Protection Agency, or any successor organization.

“Equity-Preferred Securities” means (i) Debt, preferred equity or any other securities that are mandatorily convertible by the issuer thereof at a date certain, without cash payment by the issuer, into common shares of stock of the Borrower or (ii) any other securities (A) that are issued by the Borrower or any Subsidiary, (B) that are not subject to mandatory redemption at any time, directly or indirectly, (C) that are perpetual or mature not less than 30 years from the date of issuance, (D) the Debt component, if any, issued in connection therewith, including any guaranty, is subordinate in right of payment to all other unsecured and unsubordinated Debt of the issuer of such Debt component (including any such guaranty, if applicable), and (E) the terms of which permit the issuer thereof to defer at any time, without any additional payment or premium, the payment of any and all interest and/or distributions thereon, as applicable, to a date occurring after the Maturity Date.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules, regulations, rulings and interpretations thereof issued by the Internal Revenue Service or the Department of Labor thereunder.

“Eurocurrency Liabilities” shall have the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Eurodollar Lending Office” shall mean, with respect to each Bank, the office of such Bank located at its “Address for Notices” set forth below the name of such Bank on the signature pages hereof, or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

“Eurodollar Rate” shall mean with respect to the applicable Rate Period in effect for each Eurodollar Rate Loan, the quotient obtained by dividing (i) the rate appearing on Reuter Reference LIBOR01 (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Rate Period, as the rate for dollar deposits with a maturity comparable to such Rate Period (or in the event that such rate quote is not available at such time for any reason, then utilizing the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Rate Period are offered by the principal London office of the Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Rate Period) by (ii) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Rate Period.

“Eurodollar Rate Loan” shall mean any Loan that bears interest at the Eurodollar Rate, plus the Applicable Margin.

“Eurodollar Rate Reserve Percentage” of the Agent for any Rate Period for any Eurodollar Rate Loan shall mean the reserve percentage applicable during such Rate Period (or if more than one such percentages shall be so applicable, the daily average of such percentages for those days in such Rate Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental, or other marginal reserve requirement) for member banks of the Federal Reserve System with deposits exceeding $1,000,000,000 with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Rate Period.  The Eurodollar Rate Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Event of Default” shall mean any of the events specified in Section 11, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

“Existing Letters of Credit” shall mean all standby Letters of Credit issued under the Original Agreement to support the obligations (contingent or otherwise) of the Borrower.

“Expiration Date” shall mean the last day of a Rate Period.

“Facility Letter(s) of Credit” shall mean, in the singular form, any Standby Letter of Credit issued by the Issuing Bank for the account of the Borrower pursuant to Section 3 and, in the plural form, all such Standby Letters of Credit issued by the Issuing Bank for the account of the Borrower.

“Facility Letter of Credit Obligations” shall mean, at any particular time, the sum of (a) the Reimbursement Obligations, plus (b) the aggregate undrawn face amount of all outstanding Facility Letters of Credit, in each case as determined by the Agent.  The Facility Letter of Credit Obligations of any Bank at any time shall be its Pro-Rata Percentage of the total Facility Letter of Credit Obligations at such time.

“Federal Funds Rate” shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates (rounded to the nearest 1/100 of 1%) on overnight federal fund transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average (rounded to the nearest 1/100 of 1%) of the quotations for such day on such transactions received by the Agent from Fulton Prebon and Garvin Guy Butler or two other federal funds brokers of recognized standing selected by the Agent.

“Funded Debt” means all Debt of a Person which matures more than one year from the date of creation or matures within one year from such date but is renewable or extendible, at the option of such Person, by its terms or by the terms of any instrument or agreement relating thereto, to a date more than one year from such date or arises under a revolving credit or similar agreement which obligates Banks to extend credit during a period of more than one year from such date, including, without limitation, all amounts of any Funded Debt required to be paid or prepaid within one year from the date of determination of the existence of any such Funded Debt.

“GAAP” shall mean generally accepted accounting principles, as in effect from time to time, applicable to the circumstances as of the date of determination, applied consistently with such principles as applied in the preparation of the Borrowers audited financial statements referred to in Section 7.2.

“General Intangibles” shall mean all of the Borrower’s contract rights now existing or hereafter acquired, arising or created under contracts or arrangements for the purchase, sale, storage or transportation of gas or other Inventory.

“Governmental Authority” shall mean any (domestic or foreign) federal, state, county, municipal, parish, provincial, or other government, or any department, commission, board, court, agency (including, without limitation, the EPA), or any other instrumentality of any of them or any other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of, or pertaining to, government, including, without limitation, any arbitration panel, any court, or any commission.

“Governmental Requirement” means any Order, Permit, law, statute (including, without limitation, any Environmental Protection Statute), code, ordinance, rule, regulation, certificate, or other direction or requirement of any Governmental Authority.

“Guaranty” means, with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of another Person, including, without limitation, by means of an agreement to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to maintain financial covenants, or to assure the payment of such Debt by an agreement to make payments in respect of goods or services regardless of whether delivered or to purchase or acquire the Debt of another, or otherwise, provided that the term “Guaranty” shall not include endorsements for deposit or collection in the ordinary course of business.

“Hazardous Materials” shall mean any substance which, pursuant to any Environmental Laws, requires special handling in its collection, use, storage, treatment or disposal, including but not limited to any of the following: (a) any “hazardous waste” as defined by RCRA; (b) any “hazardous substance” as defined by CERCLA; (c) asbestos; (d) polychlorinated biphenyls; (e) any flammables, explosives or radioactive materials; and (f) any substance, the presence of which on any of the Borrower’s or any Subsidiary’s properties is prohibited by any Governmental Authority.

“Highest Lawful Rate” shall mean, with respect to each Bank, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received with respect to the Notes or on other amounts, if any, due to such Bank pursuant to this Agreement, under laws applicable to such Bank which are presently in effect, or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

“Indemnified Parties” shall have the meaning set forth in Section 13.16.

“Interest Election Request” shall mean a request by the Borrower to convert or continue a Loan in accordance with Section 2.6.

“Interest Payment Date” shall mean (a) as to any Eurodollar Rate Loan in which the Rate Period with respect thereto is not greater than three (3) months, the date on which such Rate Period ends; (b) as to any Eurodollar Rate Loan in which the Rate Period with respect thereto is greater than three (3) months, the date on which the third month of such Rate Period ends, and the date on which each such Rate Period ends; (c) as to any Alternate Base Rate Loan the last Business Day of each March, June, September and December; and (d) as to all Loans, such time as the principal of and interest on the Notes shall have been paid in full.

“Inventory” means, with respect to Borrower or any Subsidiary, all of such Person’s now owned or hereafter acquired or created inventory in all of its forms and of every nature, wherever located, whether acquired by purchase, merger, or otherwise, and all  raw materials, work in process therefor and finished goods thereof, and all supplies, materials, and products of every nature and description used, usable, or consumed in connection with the manufacture, packing, shipping, advertising, selling, leasing, furnishing, or production of such goods, and shall include, in any event, all “inventory” (within the meaning of such term in the Uniform Commercial Code in effect in any applicable jurisdiction), whether in mass or joint, or other interest or right of any kind in goods which are returned to, repossessed by, or stopped in transit by such Person, and all accessions to any of the foregoing and all products of any of the foregoing.

“Investment” of any Person means any investment so classified under GAAP, and, whether or not so classified, includes (a) any direct or indirect loan advance made by it to any other Person; (b) any direct or indirect Guaranty for the benefit of such Person; provided, however, that for purposes of determining Investments of Borrower hereunder, the existing Guaranty by Borrower of certain tax increment financing extended by The Fidelity Deposit and Discount Bank to The Redevelopment Authority of the County of Lackawanna shall be deemed to not be an Investment; (c) any capital contribution to any other Person; and (d) any ownership or similar interest in any other Person; and the amount of any Investment shall be the original principal or capital amount thereof (plus any subsequent principal or capital amount) minus all cash returns of principal or capital thereof.

“Issuing Bank” shall mean JPMorgan Chase Bank, N.A. in its capacity as the issuer of Facility Letters of Credit hereunder, and its successors in such capacity as provided in Section 3.10.  The Issuing Bank may, in its discretion, arrange for one or more Facility Letters of Credit to be issued by Affiliates of the Issuing Bank so long as such Affiliate is reasonably acceptable to the beneficiary of any such Facility Letter of Credit, in which case the term “Issuing Bank” shall include any such Affiliate with respect to the Facility Letters of Credit issued by such Affiliate.

“L/C Subfacility” shall mean that portion of the Commitments equal to $80,000,000.00.

“Lead Arranger” shall mean J.P. Morgan Securities, Inc., in its capacity as the Lead Left Arranger.

“Letter(s) of Credit” shall mean, in the singular form, any letter of credit issued by any Person for the account of the Borrower and, in the plural form, all such letters of credit issued by any Person for the account of the Borrower.

“Letter of Credit Commitment” shall mean, the Issuing Bank’s commitment to issue Facility Letters of Credit.

“Letter of Credit Reimbursement Agreement” shall mean, with respect to a Facility Letter of Credit, such form of application therefor and form of reimbursement agreement therefor (whether in a single or several documents, taken together) as the Issuing Bank may employ in the ordinary course of business for its own account, whether or not providing for collateral security, with such modifications thereto as may be agreed upon by the Issuing Bank and the account party and as are not materially adverse to the interests of any Bank; provided, however, in the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall control; and provided, further, that any grant or purported grant of a security interest in favor of the Issuing Bank contained in any Letter of Credit Reimbursement Agreement shall be void.

“Lien” shall mean any mortgage, deed of trust, pledge, security interest, encumbrance, lien (including without limitation, any such interest arising under any Environmental Law), or similar charge of any kind (including without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof), or the interest of the lessor under any Capital Lease.

“Loan” or “Loans” shall mean a loan or loans, respectively, from the Banks to the Borrower made under Section 2.1.

“Loan Document” shall mean this Agreement, any Note, or any other document, agreement or instrument now or hereafter executed and delivered by the Borrower or any other Person in connection with any of the transactions contemplated by any of the foregoing, as any of the foregoing may hereafter be amended, modified, or supplemented, and “Loan Documents” shall mean, collectively, each of the foregoing.

“Majority Banks” shall mean at any time Banks holding more than 50% of the unpaid principal amounts outstanding under the Notes, or, if no such amounts are outstanding, more than 50% of the Pro Rata Percentages.

“Material Adverse Effect” shall mean any event, development or circumstance that has had or would reasonably be expected to have a material adverse effect on (a) the business, assets, property, financial condition of the Borrower and its Subsidiaries taken as a whole, (b) the Borrower’s ability to perform its Obligations with respect to this Agreement or any of the other Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent and the Banks thereunder.

“Maturity Date” shall mean May 28, 2013.

“Moody’s” shall mean Moody’s Investor Services, Inc.

“Non-Facility Letter of Credit” shall mean any Letter of Credit which is not a Facility Letter of Credit.

“Note” or “Notes” shall mean a promissory note or notes, respectively, of the Borrower, executed and delivered under this Agreement.

“Notice of Borrowing” shall have the meaning set forth in Section 2.1(c).

“Obligations” shall mean (a) all obligations of the Borrower to the Bank under this Agreement, the Notes and all other Loan Documents to which it is a party; (b) all Reimbursement Obligations; and (c) any other obligations of the Borrower with respect to a Facility Letter of Credit.

“Officer’s Certificate” shall mean a certificate signed in the name of the Borrower or a Subsidiary, as the case may be, by either its President, one of its Vice Presidents, its Treasurer, its Secretary, or one of its Assistant Treasurers or Assistant Secretaries.

“Panhandle Eastern” shall mean Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership.

“Person” shall mean an individual, partnership, joint venture, corporation, joint stock company, bank, trust, unincorporated organization and/or a government or any department or agency thereof.

“Plan” shall mean any plan subject to Title IV of ERISA and maintained for employees of the Borrower or of any member of a “controlled group of corporations,” as such term is defined in the Code, of which the Borrower or any Subsidiary is a member, or any such plan to which the Borrower or any Subsidiary is required to contribute on behalf of its employees.

“Prime Rate” shall mean, on any day, the rate determined by the Agent as being its prime rate for that day.  Without notice to the Borrower or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which said Prime Rate shall fluctuate, with each such change to be effective as of the date of each change in such Prime Rate.  The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.  The Agent may make commercial or other loans at rates of interest at, above or below the Prime Rate.

“Prior Acquisitions” shall mean the Borrower’s previous acquisitions of and mergers with Fall River Gas Company.

“Pro-Rata Percentage” shall mean with respect to any Bank, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Bank’s Commitment and the denominator of which shall be the aggregate amount of all the Commitments of the Banks, as adjusted from time to time in accordance with Section 4.7; provided that in the case of Section 6.1 when a Defaulting Bank shall exist, “Pro-Rata Percentage” shall mean the percentage of total Commitments (disregarding any Defaulting Bank’s Commitment) represented by such Bank’s Commitment.  If the Commitments have terminated or expired, the Pro-Rata Percentage shall be determined based upon the Commitments most recently in effect, giving effect to any assignments and to any Bank’s status as a Defaulting Bank at the time of determination.

“Property” shall mean any interest or right in any kind of property or asset, whether real, personal, or mixed, owned or leased, tangible or intangible, and whether now held or hereafter acquired.

“Qualifying Assets” shall mean (i) equity interests owned one hundred percent (100%) by the Borrower in entities engaged primarily in one or more of the Borrower’s lines of business described in Section 7.15 (singly, a “Qualified Entity,” collectively, “Qualified Entities”), or productive assets used in one or more of such lines of business; and (ii) equity interests of less than one hundred percent (100%) owned by the Borrower in one or more Qualifying Entities, provided that at any time the aggregate amount of the Borrower’s investment in Qualifying Assets described in clause (ii) that are then held by the Borrower as of the applicable determination date (measured by the aggregate purchase price paid therefor, including the aggregate amount of Debt assumed or deemed incurred by Borrower in connection with such acquisitions) does not exceed twenty percent (20%) of the Consolidated Net Worth of the Borrower and its Subsidiaries as of the applicable determination date.

“Rabbi Trusts” shall mean those four (4) certain non-qualified deferred compensation irrevocable trusts existing as of the Closing Date, previously established by the Borrower for the benefit of its executive employees, so long as the assets in each of such trusts which have not yet been distributed to one or more executive employees of the Borrower remain subject to the claims of the Borrower’s general creditors.

“Rate Period” shall mean the period of time for which the Eurodollar Rate shall be in effect as to any Eurodollar Rate Loan, commencing with the Borrowing Date or the Expiration Date of the immediately preceding Rate Period, as the case may be, applicable to and ending on the effective date of any re-borrowing made as provided in Section 2.1(c) as the Borrower may specify in the related Notice of Borrowing, subject, however, to the early termination provisions of the second sentence of Section 2.3(c) relating to any Eurodollar Rate Loan; provided, however, that any Rate Period that would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Rate Period shall end on the next preceding Business Day.  For any Eurodollar Rate Loan the Rate Period may be 15 day, 1, 2, 3, or 6 months, in each case as specified in the applicable Notice of Borrowing, subject to the provisions of Sections 2.2 and 2.3.

“Receivables Purchase and Sale Agreement” shall mean any agreement(s) governing a receivables securitization facility proposed to be entered into by the Borrower or any of its Subsidiaries, as any such agreement or facility may be amended, supplemented, restated or otherwise modified from time to time, provided that no such amendment, supplement, restatement or modification shall change the scope of such agreement or facility from that of a receivables securitization transaction and the aggregate amount of all such facilities shall not exceed $150,000,000.

“Reimbursement Obligations” shall mean the reimbursement or repayment obligations of the Borrower to Issuing Banks pursuant to this Agreement or the applicable Letter of Credit Reimbursement Agreement with respect to Facility Letters of Credit issued for the account of the Borrower.

“Release” shall mean a “release”, as such term is defined in CERCLA.

“Restricted Payment” shall mean the Borrower’s declaration or payment of any dividend on, or purchase or agreement to purchase any of, or making of any other distribution with respect to, any of its capital stock, except any such dividend, purchase or distribution consisting solely of capital stock of the Borrower.

“S&P” shall mean Standard & Poor’s Rating Group.

“Securities Act” shall have the meaning set forth in Section 13.1.

“Senior Funded Debt” shall mean Funded Debt of the Borrower (excluding Debt that is contractually subordinated in right of payment to any other Debt) that is unsecured and not guaranteed by any other Person or subject to any other credit enhancement.

“Senior Notes” means (a) the $475,000,000 of 7.6% Senior Notes of the Borrower previously placed with investors on or about January 31, 1994, and (b) the $300,000,000 of   8.25% Senior Notes of the Borrower previously placed with investors on or about November 3, 1999, as such Senior Notes may be amended, modified, or supplemented from time to time in accordance with the terms of this Agreement; and “Senior Note” means each such note individually.

“Standby Letter of Credit” shall mean any standby letter of credit issued to support obligations (contingent or otherwise) of the Borrower.

“Subsidiary” of a Person shall mean a corporation, partnership, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Notwithstanding the fact that the management of Citrus is or may be controlled by the Borrower, neither Citrus nor any of its subsidiaries shall be deemed to constitute a Subsidiary of the Borrower for purposes of this Agreement so long as the Borrower does not beneficially own, directly, or indirectly, a majority of the shares of securities or other interests in Citrus having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency).

“Trunkline LNG Holdings” shall mean Trunkline LNG Holdings, LLC, a Delaware limited liability company.

“Type” shall mean, with respect to any Loan, any Alternate Base Rate Loan or any Eurodollar Rate Loan.

“Unused L/C Subfacility” shall mean, at any time, the amount, if any, by which the L/C Subfacility then in effect exceeds the aggregate outstanding amount of all Facility Letter of Credit Obligations.

1.2 Terms Generally»

.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

1.3 Accounting Terms; Change in GAAP»

.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP; provided that, if the Borrower notifies the Agent that the Borrower requests to eliminate the effect of any change in GAAP occurring after the date hereof or to eliminate the application of such change on the operation of such provision (or if the Agent notifies the Borrower that the Majority Banks request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application of such change, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision  amended in accordance herewith.

2. THE LOANS»

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2.1 The Loans»

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(a) Subject to the terms and conditions and relying upon the representations and warranties of the Borrower herein set forth, each Bank severally agrees to make Loans to the Borrower on any one or more Business Days prior to the Maturity Date, up to an aggregate principal amount of Loans not exceeding at any time outstanding: (i) the amount set opposite such Bank’s name on Schedule 2.1 (such Bank’s “Commitment”); minus (ii) such Bank’s Pro Rata Percentage of the Facility Letter of Credit Obligations.  Within such limits and during such period and subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and re-borrow hereunder.

(b) The Borrower shall execute and deliver to the Agent for each Bank to evidence the Loans made by each Bank under such Bank’s Commitment, a Note, which shall be: (i) dated as of the Closing Date; (ii) in the principal amount of such Bank’s maximum Commitment; (iii) in substantially the form attached hereto as Exhibit A, with blanks appropriately filled; (iv) payable to the order of such Bank on the Maturity Date; and (v) subject to acceleration upon the occurrence of an Event of Default.  Each Note shall bear interest on the unpaid principal amount thereof from time to time outstanding at the rate per annum determined as specified in Sections 2.2 and 2.3, payable on each Interest Payment Date and at maturity, commencing with the first Interest Payment Date following the date of each Note.

(c) Each Loan shall be: (i) in the case of any Eurodollar Rate Loan, in an amount of not less than $1,000,000.00 or an integral multiple of $1,000,000.00 in excess thereof; or (ii) in the case of any Alternate Base Rate Loan, in an amount of not less than $500,000.00 or an integral multiple of $100,000.00 in excess thereof and, at the option of the Borrower, any borrowing under this Section 2.1(c) may be comprised of two or more such Loans bearing different rates of interest.  Each such borrowing shall be made upon prior notice from the Borrower to the Agent in the form attached hereto as Exhibit B (the “Notice of Borrowing”) delivered to the Agent not later than 1:00 pm (Houston time): (i) on the third Business Day prior to the Borrowing Date, if such borrowing consists of Eurodollar Rate Loans; and (ii) on the Borrowing Date, if such borrowing consists of Alternate Base Rate Loans.  Each Notice of Borrowing shall be irrevocable and shall specify: (i) the amount of the proposed borrowing and of each Loan comprising a part thereof; (ii) the Borrowing Date; (iii) whether such Loan is to be a Alternate Base Rate Loan or a Eurodollar Rate Loan; (iv) in the case of a Eurodollar Rate Loan, the Rate Period with respect to each such Loan and the Expiration Date of each such Rate Period; and (v) the demand deposit account of the Borrower at JPMorgan into which the proceeds of the borrowing are to be deposited by the Agent.  The Borrower may give the Agent telephonic notice by the required time of any proposed borrowing under this Section 2.1(c); provided that such telephonic notice shall be irrevocable and confirmed in writing by delivery to the Agent promptly (but in no event later than the Borrowing Date relating to any such borrowing) of a Notice of Borrowing.  Neither the Agent nor any Bank shall incur any liability to the Borrower in acting upon any telephonic notice referred to above which the Agent believes in good faith to have been given by the Borrower, or for otherwise acting in good faith under this Section 2.1(c).

(d) In the case of a proposed borrowing comprised of Eurodollar Rate Loans, the Agent shall promptly notify each Bank of the applicable interest rate under Section 2.2.  Each Bank shall, before 11:00 am (Houston time) on the Borrowing Date, make available for the account of its Applicable Lending Office to the Agent at the Agent’s address set forth in Section 13.4, in same day funds, its Pro Rata Percentage of such borrowing.  After the Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Section 8, on the Borrowing Date, the Agent shall make the borrowing available to the Borrower at its Applicable Lending Office in immediately available funds.  Each Bank shall post on a schedule attached to its Note(s): (i) the date and principal amount of each Loan made under such Note; (ii) the rate of interest each such Loan will bear; and (iii) each payment of principal thereon; provided, however, that any failure of such Bank to mark such Note shall not affect the Borrower’s obligations thereunder; and provided further that such Bank’s records as to such matters shall be controlling whether or not such Bank has so marked such Note absent manifest error.  Any deposit to the Borrower’s demand deposit account by the Agent or by JPMorgan (of funds received from the Agent) pursuant to a request (whether written or oral) believed by the Agent or by JPMorgan to be an authorized request by the Borrower for a Loan hereunder shall be deemed to be a Loan hereunder for all purposes with the same effect as if the Borrower had in fact requested the Agent to make such Loan.

(e) Subject to the provisions of Section 6, unless the Agent shall have received notice from a Bank prior to the time of any borrowing that such Bank will not make available to the Agent such Bank’s Pro Rata Percentage of such borrowing, the Agent may assume that such Bank has made such portion available to the Agent on the date of such borrowing in accordance with this Section 2.1 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount.  If and to the extent that such Bank shall not have so made such Pro Rata Percentage available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, (i) in the case of the Borrower, at the interest rate applicable at the time to the Loans comprising such borrowing, and (ii) in the case of such Bank, at the Federal Funds Rate.  If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan as part of such borrowing for purposes of this Agreement.

(f) The failure of any Bank, including a Defaulting Bank, to make the Loan to be made by it as part of any borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Loan on the date of such borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any borrowing.

2.2 Interest.

(a) Except as specified in Sections 2.3(b) and 2.3(c), the Loans (i) comprising each Alternate Base Rate Loan shall bear interest at the Alternate Base Rate plus the Applicable Margin, and (ii) comprising each Eurodollar Rate Loan shall bear interest at the Eurodollar Rate plus the Applicable Margin.

(b) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitment; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of a Eurodollar Rate Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Rate Loan prior to the end of the current Rate Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion, together with all other fees due in accordance with this Agreement.

(c) Any principal, interest, fees or other amount owing hereunder, under any Note or under any other Loan Document that is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest at a rate per annum equal to (i) in the case of overdue principal of any Loan, two percent (2%) plus the rate otherwise applicable to such Loan or (ii) in the case of any other amount, two percent (2%) plus the rate applicable to Alternate Base Rate Loan, in each case as provided in paragraph (a) of this Section.

(d) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of 365 or 366 days, as the case may be, and in each case shall be payable for the actual number of days elapsed from the first day to, but not including, the last date with respect thereto.  The applicable Alternate Base Rate or Eurodollar Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error.

2.3 Additional Interest Rate Provisions»

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(a) The Note may be held by each Bank for the account of its respective Domestic Lending Office or its respective Eurodollar Lending Office, and may be transferred from one to the other from time to time as each Bank may determine.

(b) If the Borrower shall have chosen the Eurodollar Rate in a Notice of Borrowing and prior to the Borrowing Date, any Bank in good faith determines (which determination shall be conclusive) that (i) deposits in Dollars in the principal amount of such Eurodollar Rate Loan are not being offered to the Eurodollar Lending Office of such Bank in the Eurodollar interbank market selected by such Bank in its sole discretion in good faith or (ii) adequate and reasonable means do not exist for ascertaining the chosen Eurodollar Rate in respect of such Eurodollar Rate Loan or (iii) the Eurodollar Rate, plus the Applicable Margin for any Rate Period for such Eurodollar Rate Loan will not adequately reflect the cost to such Bank of making such Eurodollar Rate Loan for such Rate Period, then such Bank will so notify the Borrower and the Agent and such Eurodollar Rate shall not become effective as to such Eurodollar Rate Loan on such Borrowing Date or at any time thereafter until such time thereafter as the Borrower receives notice from the Agent that the circumstances giving rise to such determination no longer apply.

(c) Anything in this Agreement to the contrary notwithstanding, if at any time any Bank in good faith determines (which determination shall be conclusive) that the introduction of or any change in any applicable law, rule or regulation or any change in the interpretation or administration thereof by any governmental or other regulatory authority charged with the interpretation or administration thereof shall make it unlawful for the Bank (or the Eurodollar Lending Office of such Bank) to maintain or fund any Eurodollar Rate Loan, such Bank shall give notice thereof to the Borrower and the Agent.  With respect to any Eurodollar Rate Loan which is outstanding when such Bank so notifies the Borrower, upon such date as shall be specified in such notice the Rate Period shall end and the lesser of (i) the Alternate Base Rate, plus the Applicable Margin or (ii) the Highest Lawful Rate shall commence to apply in lieu of the Eurodollar Rate, plus the Applicable Margin in respect of such Eurodollar Rate Loan and shall continue to apply unless and until the Borrower changes the rate as provided in Section 2.6.  No more than five (5) Business Days after such specified date, the Borrower shall pay to such Bank (x) accrued and unpaid interest on such Eurodollar Rate Loan at the Eurodollar Rate, plus the Applicable Margin in effect at the time of such notice to but not including such specified date plus (y) such amount or amounts (to the extent that such amount or amounts would not be usurious under applicable law) as may be necessary to compensate such Bank for any direct or indirect costs and losses incurred by it (to the extent that such amounts have not been included in the Additional Costs in calculating such Eurodollar Rate), but otherwise without penalty.  If notice has been given by such Bank pursuant to the foregoing provisions of this Section 2.3(c), then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, such Eurodollar Rate shall not again apply to such Loan or any other Loan and the obligation of such Bank to continue any Eurodollar Rate Loan as a Eurodollar Rate Loan shall be suspended and any request by the Borrower for either a Eurodollar Rate Loan or the conversion of a Eurodollar Rate Loan shall be ineffective.  Any such claim by such Bank for compensation under clause (y) above shall be accompanied by a certificate setting forth the computation upon which such claim is based, and such certificate shall be conclusive and binding for all purposes, absent manifest error.

(d) THE BORROWER WILL INDEMNIFY EACH BANK AGAINST, AND REIMBURSE EACH BANK ON DEMAND FOR, ANY LOSS (INCLUDING LOSS OF REASONABLY ANTICIPATED PROFITS DETERMINED USING REASONABLE ATTRIBUTION AND ALLOCATION METHODS), OR REASONABLE COST OR EXPENSE INCURRED OR SUSTAINED BY SUCH BANK (INCLUDING WITHOUT LIMITATION, ANY LOSS OR EXPENSE INCURRED BY REASON OF THE LIQUIDATION OR REEMPLOYMENT OF DEPOSITS OR OTHER FUNDS ACQUIRED BY SUCH BANK TO FUND OR MAINTAIN ANY EURODOLLAR RATE LOAN) AS A RESULT OF (i) ANY ADDITIONAL COSTS INCURRED BY SUCH BANK; (ii) ANY PAYMENT OR REPAYMENT (WHETHER AUTHORIZED OR REQUIRED HEREUNDER OR OTHERWISE) OF ALL OR A PORTION OF ANY LOAN ON A DAY OTHER THAN THE EXPIRATION DATE OF A RATE PERIOD FOR SUCH LOAN; (iii) ANY PAYMENT OR PREPAYMENT (WHETHER REQUIRED HEREUNDER OR OTHERWISE) OF ANY LOAN MADE AFTER THE DELIVERY OF A NOTICE OF BORROWING BUT BEFORE THE APPLICABLE BORROWING DATE IF SUCH PAYMENT OR PREPAYMENT PREVENTS THE PROPOSED BORROWING FROM BECOMING FULLY EFFECTIVE; OR (iv) AFTER RECEIPT BY THE AGENT OF A NOTICE OF BORROWING, THE FAILURE OF ANY LOAN TO BE MADE OR EFFECTED BY SUCH BANK DUE TO ANY CONDITION PRECEDENT TO A BORROWING NOT BEING SATISFIED BY THE BORROWER OR DUE TO ANY OTHER ACTION OR INACTION OF THE BORROWER.  ANY BANK DEMANDING PAYMENT UNDER THIS SECTION 2.3(d) SHALL DELIVER TO THE BORROWER AND THE AGENT A STATEMENT REASONABLY SETTING FORTH THE AMOUNT AND MANNER OF DETERMINING SUCH LOSS, COST OR EXPENSE. THE FACTS SET FORTH IN SUCH STATEMENT SHALL BE CONCLUSIVE AND BINDING FOR ALL PURPOSES, ABSENT MANIFEST ERROR.

(e) If, after the date of this Agreement, any Bank shall have determined that the adoption of any applicable law, rule, guideline, interpretation or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank’s capital as a consequence of its obligations hereunder and under similar lending arrangements to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank’s policies with respect to capital adequacy) by an amount deemed by such Bank to be material then the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

(f) A certificate of such Bank setting forth such amount or amounts as shall be necessary to compensate such Bank as specified in subparagraph (e) above shall be delivered as soon as practicable to the Borrower (with a copy thereof to the agent) and to the extent determined in accordance with subparagraph (e) above shall be conclusive and binding, absent manifest error.  The Borrower shall pay such Bank the amount shown as due on any such certificate within fifteen (15) days after such Bank delivers such certificate.  In preparing such certificate, such Bank may employ such assumptions and allocations (consistently applied with respect to advances made by such Bank or commitments by such Bank to make advances) of costs and expenses as it shall in good faith deem reasonable and may use any reasonable averaging and attribution method (consistently applied with respect to advances made by such Bank or commitments by such Bank to make advances).

2.4 Mitigation Obligations; Replacement of Banks»

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(a) If any Bank requests compensation or if the Borrower is required to pay any additional amount to any Bank or any Governmental Authority for the account of any Bank pursuant to Section 2.3, then such Bank shall use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Bank, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.3, in the future and (ii) would not subject such Bank to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Bank.

(b) If any Bank requests compensation or if the Borrower is required to pay any additional amount to any Bank or any Governmental Authority for the account of any Bank pursuant to Section 2.3, or if any Bank defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Bank and the Agent, require such Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 13.13), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Bank, if a Bank accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Agent (and if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Bank shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Reimbursement Obligations, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation or payments required to be made pursuant to Section 2.3, such assignment will result in a reduction in such compensation or payments.  A Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

2.5 Increase of Commitments»

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(a) At any time after the Closing Date, provided that no Default or Event of Default shall have occurred and be continuing, the Borrower may request from time to time one or more increases of the Commitments by notice to the Agent in writing of the amount of each such proposed increase (each such notice, a “Commitment Increase Notice”).  Any such Commitment Increase Notice must offer each Bank other than a Defaulting Bank the opportunity to subscribe for its pro rata share of the requested increase in the Commitments, and the Agent shall promptly provide to each Bank a copy of any Commitment Increase Notice received by the Agent.  Within 10 Business Days after receipt by the Agent of the applicable Commitment Increase Notice, each Bank that is not a Defaulting Bank wishing to subscribe for its pro rata share of the requested increase in the Commitments must deliver written notice of such fact to the Agent.  If any portion of the requested increase in the Commitments is not subscribed for by the Banks within such 10-day period, the Borrower may, in its sole discretion, but with the consent of the Agent as to any Person that is not at such time a Bank that is not a Defaulting Bank (which consent shall not be unreasonably withheld or delayed so long as such Person is an Eligible Assignee), offer to any existing Bank that is not a Defaulting Bank or to one or more additional banks or financial institutions the opportunity to participate in all or a portion of such unsubscribed portion of the requested increase in the Commitments pursuant to Section 2.5 (b) or (c) below, as applicable;

(b) Any additional bank or financial institution that the Borrower selects to offer a participation in the unsubscribed portion of the increased Commitments, and that elects to become a party to this Agreement and obtain a Commitment, shall execute an agreement (a “New Bank Agreement”), in the form required by the Agent, with the Borrower and the Agent, whereupon such bank or financial institution (a “New Bank”) shall become a Bank for all purposes hereunder to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and the signature pages hereof shall be deemed to add the name and Commitment of such New Bank, provided that the Commitment of any such New Bank shall be in an amount not less than $5,000,000;

(c) Any Bank that accepts an offer by the Borrower to increase its Commitment pursuant to this Section 2.5 shall, in each case, execute a commitment increase agreement (a “Commitment Increase Agreement”), in the form required by the Agent, with the Borrower and the Agent, whereupon such Bank shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, and the signature pages hereof shall be deemed to be amended to reflect such increase in the Commitment of such Bank;

(d) The effectiveness of any New Bank Agreement or Commitment Increase Agreement shall be contingent upon receipt by the Agent of such corporate resolutions of the Borrower and legal opinions of in-house counsel to the Borrower, if any, as the Agent shall reasonably request with respect thereto;

(e) If any bank or financial institution becomes a New Bank pursuant to Section 2.5(b) or if any Bank’s Commitment is increased pursuant to Section 2.5(c), additional Loans and additional liability for Facility Letters of Credit made or issued on or after the effectiveness thereof (the “Re-Allocation Date”) shall be made pro rata based on each Bank’s (including each New Bank’s) respective Commitment in effect on and after such Re-Allocation Date (except to the extent that any such pro rata borrowings or incurring of liability would result in any Bank making an aggregate principal amount of Loans and incurring liability for the Facility Letters of Credit in excess of its Commitment, in which case such excess amount will be allocated to, and made or incurred by, such New Bank and/or Banks with such increased Commitments to the extent of, and pro rata based on, their respective Commitments), and continuations of Eurodollar Rate Loans outstanding on such Re-Allocation Date shall be effected by repayment of such Eurodollar Rate Loans on the last day of the Rate Period applicable thereto and the extension of new Eurodollar Rate Loans pro rata based on the Banks’ respective Commitments in effect on and after such Re-Allocation Date.  In the event that on any such Re-Allocation Date there are Alternate Base Rate Loans outstanding, the Borrower shall make prepayments thereof and borrow new Alternate Base Rate Loans so that, after giving effect thereto, the Alternate Base Rate Loans outstanding are held pro rata based on the Banks’ respective Commitments in effect on and after such Re-Allocation Date.  In the event that on any such Re-Allocation Date there are Eurodollar Rate Loans outstanding, such Eurodollar Rate Loans shall remain outstanding with the respective holders thereof until the expiration of their respective Rate Periods (unless the Borrower elects to prepay any thereof in accordance with the applicable provisions of this Agreement), and interest on and repayments of such Eurodollar Rate Loans will be paid thereon to the respective Banks holding such Eurodollar Rate Loans pro rata based on the respective principal amounts thereof outstanding;

(f) Notwithstanding anything to the contrary in this Section 2.5, (i) no Bank shall have any obligation to increase its Commitment under this Section 2.5 unless it agrees in writing to do so in its sole discretion, (ii) no Bank shall have any right to decrease the amount of its Commitment as a result of any requested increase of the Commitments pursuant to this Section 2.5, (iii) the Agent shall have no obligation to find or locate any New Bank to participate in any unsubscribed portion of any increase in the Commitments requested by the Borrower, (iv) each increase in the Commitments requested by the Borrower shall not be less than $10,000,000, (v) after giving effect to any increase in the Commitments pursuant to this Section 2.5, the sum of the Commitments shall not exceed $650,000,000, and (vi) in the event the Borrower reduces the Commitments pursuant to Section 4.7 or any other provision of this Agreement more than one time during the term of this Agreement, the ability of the Borrower to request increases in the Commitments pursuant to this Section 2.5 shall automatically terminate; and

(g) The Borrower shall execute and deliver to the Agent (for delivery by the Agent to each applicable Bank) a new Note payable to each applicable Bank (including each New Bank) participating in any increase of the Commitments in the original principal amount of such Bank’s Commitment after giving effect to any such increase of the Commitments.

2.6 Interest Elections.

(a) Each Loan initially shall be of the Type specified in the applicable Notice of Borrowing and, in the case of a Eurodollar Rate Loan, shall have an initial Rate Period as specified in such Notice of Borrowing.  Thereafter, the Borrower may elect to convert such Loan to a different Type or to continue such Loan and, in the case of a Eurodollar Rate Loan, may elect Rate Periods therefor, all as provided in this Section.  The Borrower may elect different options with respect to different portions of the affected Loan, in which case each such portion shall be allocated ratably among the Banks holding such Loans, and the Loans comprising each such portion shall be considered a separate Loan.

(b) To make an election pursuant to this Section, the Borrower shall notify the Agent of such election by telephone by the time that a Notice of Borrowing would be required under Section 2.1 if the Borrower were requesting a Loan of the Type resulting from such election to be made on the effective date of such election.  Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed in writing by delivery to the Agent promptly (but in no event later than the Borrowing Date relating to any such borrowing) of an Interest Election Request in a form approved by the Agent and signed by the Borrower.

(c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.1:

(i) the Loan to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Loan (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Loan);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an Alternate Base Rate Loan or a Eurodollar Rate Loan; and

(iv) if the resulting Borrowing is a Eurodollar Rate Loan, the Rate Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Rate Period”.

If any such Interest Election Request requests a Eurodollar Rate Loan but does not specify a Rate Period, then the Borrower shall be deemed to have selected an Rate Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Agent shall advise each Bank of the details thereof and of such Bank’s portion of each resulting Loan.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Rate Loan prior to the Expiration Date applicable thereto, then, unless such Loan is repaid as provided herein, at the end of such Rate Period such Loan shall be converted to an Alternate Base Rate Loan.  Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing the Agent may and, at the request of the Majority Lenders shall, notify the Borrower, that, so long as an Event of Default is continuing (i) no outstanding Loans may be converted to or continued as a Eurodollar Rate Loan and (ii) unless repaid, each Eurodollar Rate Loan shall be converted to an Alternate Base Rate Loan on the Expiration Date applicable thereto.

3. LETTERS OF CREDIT.

3.1 Obligation to Issue.  Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrower set forth herein or in any other Loan Document, the Issuing Bank hereby severally agrees to issue, from time to time during the period commencing on the Closing Date and ending on the Business Day immediately prior to the Maturity Date, for the account of the Borrower through such of the Issuing Bank’s branches as it and the Borrower may jointly agree, one or more Facility Letters of Credit in accordance with this Section 3.  Notwithstanding the foregoing, the Issuing Bank shall not have any obligation to issue, and shall not issue, any Facility Letter of Credit at any time if:

(a) the aggregate undrawn face amount of Facility Letters of Credit theretofore issued by the Issuing Bank, after giving effect to all requested but unissued Facility Letters of Credit, exceeds any limit imposed by law or regulation upon the Issuing Bank;

(b) after taking into account the face amount of the requested Facility Letter of Credit the aggregate principal amount of Facility Letter of Credit Obligations with respect to Facility Letters of Credit issued by the Issuing Bank for the account of the Borrower (which amount shall be calculated without giving effect to the participation of the Banks pursuant to Section 3.5) would exceed the Issuing Bank’s Letter of Credit Commitment;

(c) immediately after giving effect to the issuance of such Facility Letter of Credit, the aggregate Facility Letter of Credit Obligations would exceed the L/C Subfacility;

(d) immediately after giving effect to the issuance of such Facility Letter of Credit, the aggregate of outstanding Loans, would exceed the Banks’ aggregate Commitments; or

(e) such Facility Letter of Credit has an expiry date (i) more than one year after the date of issuance; or (ii) that is within five (5) Business Days prior to the Maturity Date; provided that, notwithstanding the foregoing, any Facility Letter of Credit with a one-year tenor may provide for renewal thereof for an additional one year period (which shall in no event extend beyond the date referred to in clause (ii) above).

3.2 Conditions.  The obligation of the Issuing Bank to issue any Facility Letter of Credit, and of each Bank to participate therein as provided in Section 3.5 is subject to the satisfaction in full of the applicable conditions precedent set forth in Section 8 and each of the following conditions:

(a) the Borrower shall have delivered to the Issuing Bank, at such times and in such manner as the Issuing Bank may prescribe, a Letter of Credit application, a Letter of Credit Reimbursement Agreement, and such other documents and materials as may be required pursuant to the terms thereof;

(b) the terms of the proposed Facility Letter of Credit shall not be inconsistent with any term or provision of this Agreement and otherwise shall be satisfactory to the Issuing Bank; and

(c) as of the date of issuance of such Facility Letter of Credit, no order, judgment, or decree of any court, arbitrator, or governmental authority shall purport by its terms to enjoin or restrain the Issuing Bank from issuing such Facility Letter of Credit, and no law, rule, or regulation applicable to the Issuing Bank, and no request or directive (whether or not having the force of law) from any governmental authority having jurisdiction over the Issuing Bank, shall prohibit or request that the Issuing Bank refrain from the issuance of Letters of Credit, generally or the issuance of such Facility Letter of Credit.

3.3 Issuance of Facility Letters of Credit.

(a) The Borrower shall give the Agent written notice (or telephonic notice confirmed in writing by the Borrower not later than the requested issuance date of the Facility Letter of Credit) of its request for the issuance of a Facility Letter of Credit no later than 11:00 a.m. (Houston time) four (4) Business Days prior to the date such Facility Letter of Credit is requested to be issued.  Such notice shall be irrevocable and shall specify, with respect to such requested Facility Letter of Credit, the face amount, beneficiary, effective date of issuance, expiry date (which effective date and expiry date shall be a Business Day and, with respect to the expiry date, shall be no later than the Business Day immediately preceding the Maturity Date), and the purpose for which such Facility Letter of Credit is to be issued.  At the time a request for the issuance of a Facility Letter of Credit is made, the Borrower shall also provide the Agent with a copy of the form of Letter of Credit that the Issuing Bank has agreed to issue.  If the face amount of the requested Facility Letter of Credit is less than or equal to the Unused L/C Subfacility, as determined by the Agent as of the close of business on the date of its receipt of written notice of the requested issuance, the Agent shall so notify the Issuing Bank in writing (or by telephonic notice promptly confirmed thereafter in writing) not later than the close of business on the second Business Day following the Agent’s receipt of the Borrower’s written notice.  The Issuing Bank shall issue such Facility Letter of Credit on the date requested by the Borrower, unless (i) on or before the Business Day prior to such issuance date, the Issuing Bank shall have received written notice from the Agent or any Bank that the conditions precedent to the issuance of a Facility Letter of Credit as set forth in Section 3.2 have not been met; or (ii) on the requested issuance date, the Issuing Bank has actual knowledge that such conditions precedent have not been met.  If the Issuing Bank receives written notice, or has actual knowledge, that the conditions precedent to the issuance of a Facility Letter of Credit have not been met, then the Issuing Bank shall have no obligation to issue, and shall not issue, any Facility Letter of Credit until (i) such notice is withdrawn; or (ii) the Issuing Bank receives a notice from the Agent that the condition(s) described in such notice have been waived in accordance with the provisions of this Agreement.  The Issuing Bank shall give the Agent prompt written notice (or telephonic notice promptly confirmed in writing) of the issuance of any Facility Letter of Credit.  Any Letter of Credit issued by the Issuing Bank in compliance with the provisions of this Section 3.3 shall be a Facility Letter of Credit.

(b) The Issuing Bank shall not extend or amend any Facility Letter of Credit unless the requirements of this Section 3.3 are met as though a new Facility Letter of Credit was being requested and issued.

(c) The Issuing Bank or any Bank may issue Non-Facility Letters of Credit for its own account, and at its own risk.  None of the provisions of this Section 3 shall apply to any Non-Facility Letter of Credit.

3.4 Reimbursement Obligations; Duties of Issuing Bank.

(a) Notwithstanding any provisions to the contrary in any Letter of Credit Reimbursement Agreement:

(1) the Borrower shall reimburse the Issuing Bank for a drawing under a Facility Letter of Credit issued by the Issuing Bank on the same Business Day; provided that Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.1 that such payment be financed with either a Eurodollar Rate Loan (subject to the notice periods) or an Alternate Base Rate Loan in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Eurodollar Rate Loan or Alternate Base Rate Loan; and

(2) the Borrower’s Reimbursement Obligations with respect to a drawing under a Facility Letter of Credit shall bear interest from the date of such drawing to the date paid in full at the higher of (A) the interest rate specified in the applicable Letter of Credit Reimbursement Agreement; or (B) two percent (2%) plus the rate applicable to Alternate Base Rate Loans; but not greater than the Highest Lawful Rate.

(b) No action taken or omitted to be taken by the Issuing Bank in connection with any Facility Letter of Credit shall (i) result in any liability on the part of the Issuing Bank to any Bank, unless the Issuing Bank’s action or omission constitutes willful misconduct or gross negligence; or (ii) relieve any Bank of any of its obligations to the Issuing Bank hereunder, unless the Facility Letter of Credit in question was issued in contravention of the provisions of Section 3.3 or at a time during which a notice, described in Section 3.3, from such Bank to the Issuing Bank remained in effect.  Each Bank agrees that, prior to making any payment to a beneficiary with respect to a drawing under a Facility Letter of Credit, the Issuing Bank shall be responsible only to confirm that documents required by the terms of such Facility Letter of Credit to be delivered as a condition precedent to such drawing have been delivered and that the same appear on their face to conform with the requirements thereof.  Each Bank further agrees that the Issuing Bank may assume that documents appearing on their face to be the documents required to be delivered as a condition precedent to a drawing do in fact comply.

3.5 Participations.

(a) Immediately upon the issuance by the Issuing Bank of any Facility Letter of Credit in compliance with the provisions of Section 3.3, and immediately upon conversion of a Letter of Credit of the Issuing Bank to a Facility Letter of Credit pursuant to Section 3.11, each Bank shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation to the extent of such Bank’s Pro Rata Percentage in such Facility Letter of Credit, including without limitation, all obligations of the Borrower with respect thereto and any security therefor or guaranty pertaining thereto.

(b) The Issuing Bank shall promptly notify the Agent, and the Agent shall promptly notify the other Banks, if the Borrower fails to reimburse the Issuing Bank for payments made by the Issuing Bank in respect of drawings by a beneficiary under a Facility Letter of Credit.  Upon each such other Banks receipt of such notice, such Bank shall unconditionally pay to the Agent, for the account of the Issuing Bank, an amount equal to such Bank’s Pro Rata Percentage of the unreimbursed payment made by the Issuing Bank under the Facility Letter of Credit.  Such payment shall be made by such Bank in Dollars and in same day funds on the day such Bank receives notice from the Agent that such payment is owing, if such notice is received by such Bank prior to 11:00 a.m. (Houston time) on a Business Day; if such notice is not received by such time, then such Bank shall remit its payment on the next Business Day following the day such notice is received.  Any amount payable by a Bank under this Section 3.5(b) which is not paid when due pursuant to the terms hereof shall be payable on demand, together with interest thereon at the Federal Funds Rate from the date such payment was due until paid in full.  The failure of any Bank to make any payment owing by it under this Section 3.5(b) shall neither relieve nor increase the obligation of any other Bank to make any payment owing by it under this Section 3.5(b).  The Agent shall promptly remit to the Issuing Bank all amounts received by the Agent, for the account of the Issuing Bank, from each Bank pursuant to this Section 3.5(b).  No payment made by a Bank pursuant to this Section 3.5(b) shall prejudice the ability of such Bank to claim that the Issuing Bank to which such payment is made is subject to liability under Section 3.4(b).

(c) Whenever the Issuing Bank receives a payment with respect to a Reimbursement Obligation (including any interest thereon) for which the Issuing Bank has received payments from a Bank pursuant to Section 3.5(b), the Issuing Bank shall promptly remit to the Agent and the Agent shall promptly remit to each Bank which has funded its participating interest therein, in Dollars and in the kind of funds so received, an amount equal to each Bank’s Pro Rata Percentage thereof.  Each such payment shall be made by the Issuing Bank or the Agent, as the case may be, on the Business Day on which such Person receives the funds paid to such Person pursuant to the preceding sentence, if received prior to 11:00 a.m. (Houston time) on such Business Day, and otherwise on the next succeeding Business Day.

(d) Upon the request of the Agent or any Bank, the Issuing Bank shall furnish to the Agent or each Bank copies of any Facility Letter of Credit, Letter of Credit Reimbursement Agreement, or Letter of Credit application to which the Issuing Bank is party, and such other documentation as may reasonably be requested by the Agent or such Bank with respect to a Facility Letter of Credit issued by the Issuing Bank.

(e) The obligations of a Bank under Section 3.5(b) to make payments to the Agent for the account of the Issuing Bank with respect to a Facility Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever, and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances (assuming that the Issuing Bank has issued such Facility Letter of Credit in compliance with the provisions of Section 3.3), including, without limitation, any of the following circumstances:

(i) any lack of validity or enforceability of this Agreement or any other Loan Document;

(ii) the existence of any claim, set off, defense, or other right which the Borrower may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any Bank, the Issuing Bank, or any Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein, or any unrelated transactions (including any underlying transactions between the Borrower and the beneficiary named in any Facility Letter of Credit);

(iii) any draft, certificate, of any other document presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv) the surrender or impairment of any security for the performance or observance of any of the terms of any Loan Document;

(v) any failure by the Agent or the Issuing Bank to make any reports required pursuant to Section 3.8; or

(vi) the occurrence of any Default or Event of Default.

3.6 Payment of Reimbursement Obligations.

(a) The Borrower agrees to pay to the Issuing Bank the amount of all Reimbursement Obligations, interest, and other amounts payable to the Issuing Bank under or in connection with any Facility Letter of Credit immediately when due, irrespective of any claim, set off, defense, or other right which the Borrower may have at any time against the Issuing Bank or any other Person.

(b) In the event any payment by the Borrower received by the Issuing Bank with respect to a Facility Letter of Credit and distributed to Banks on account of their respective participation is thereafter set aside, avoided, or recovered from such Issuing Bank in connection with any Debtor Laws, each Bank which received such distribution shall, upon demand by the Issuing Bank, contribute each Bank’s Pro Rata Percentage of the amount set aside, avoided, or recovered together with interest at the rate required to be paid by the Issuing Bank upon the amount required to be repaid by it.

3.7 Exoneration»

.  As between the Borrower, each Bank, and the Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of the Facility Letter of Credit issued by the Issuing Bank by, the respective beneficiaries of such Facility Letter of Credit.  In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit applications, the Issuing Bank and the Banks shall not be responsible for:

(a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any document submitted by any party in connection with the application for and issuance of a Facility Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

(b) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Facility Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

(c) failure of the beneficiary of a Facility Letter of Credit to comply duly with conditions required in order to draw upon such Facility Letter of Credit, provided that the Issuing Bank complies with the provisions of Section 3.4(b);

(d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise, whether or not they be in cipher;

(e) errors in interpretation of technical terms;

(f) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Facility Letter of Credit or of the proceeds thereof;

(g) the misapplication by the beneficiary of a Facility Letter of Credit; or

(h) any consequences arising from causes beyond the control of the Agent, any Bank, or the Issuing Bank, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.  In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Bank under or in connection with the Facility Letters of Credit or any related certificates, if taken or omitted in good faith and not constituting gross negligence or willful misconduct, shall not put the Issuing Bank, the Agent, or any Bank under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person.

3.8 Issuing Bank’s Reporting Requirements. In addition to the reports required by Section 3.5, the Issuing Bank shall, no later than the tenth (10th) Business Day following the last day of each quarter of the Issuing Bank’s fiscal year, provide to the Agent and the Borrower a schedule for Standby Letters of Credit issued as Facility Letters of Credit, in form and substance reasonably satisfactory to the Agent, showing the date of issue, beneficiary, face amount, expiration date, and the reference number of each Facility Letter of Credit issued by the Issuing Bank which was outstanding at any time during such quarter and the aggregate amount payable by the Borrower during the quarter pursuant to Section 3.9.

3.9 Compensation for Facility Letters of Credit.

(a) Facility Letter of Credit Fee.  The Borrower agrees to pay (i) to the Agent, for the account of each Bank, in the case of each Letter of Credit issued as, or converted to (for transactions which convert Letters of Credit in existence on the Closing Date to Facility Letters of Credit pursuant to Section 3.11), a Facility Letter of Credit, a facility letter of credit fee (the “Facility Letter of Credit Fee”) payable quarterly in arrears equal to the Applicable Margin applicable to Eurodollar Rate Loans on the average amount available to be drawn under such Letter of Credit during the quarter then ending multiplied by the actual number of days during such quarter on which such Letter of Credit was outstanding, divided by 360 but no less than $500.00 per Facility Letter of Credit per year and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average amount available to be drawn under such Letter of Credit during the quarter then ending multiplied by the actual number of days during such quarter on which such Letter of Credit was outstanding, divided by 360 during the period from and including the Closing Date to but excluding the later of the date of the termination of the Commitments and the date on which there ceases to be any Letters of Credit outstanding.  The Borrower shall also pay to the Agent in the event of any extension or modification of a Facility Letter of Credit which extends the expiration date or increases the maximum amount available for drawing thereunder an additional fee calculated and payable on the same basis as that set forth in the first sentence of this Section 3.9(a) with respect to any such extension or additional amount.  Whenever the Issuing Bank receives a payment from the Borrower with respect to any fees incurred in connection with any Facility Letter of Credit, the Issuing Bank shall promptly remit to the Agent, and the Agent shall promptly remit to each Bank which has funded its participation in such Facility Letter of Credit, in Dollars and in same day funds, an amount equal to such Bank’s Pro Rata Percentage of such fees.

(b) Issuing Bank’s Charges.  The Issuing Bank shall have the right to receive, solely for its own account, such amounts as it and the Borrower may agree, in writing, to compensate the Issuing Bank with respect to issuance fees and the Issuing Bank’s out-of-pocket costs of issuing and servicing Facility Letters of Credit.

(c) Increased Capital.  If either (i) the introduction of or any change in or in the interpretation of any law or regulation, or (ii) compliance by any Issuing Bank or any Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect (by an amount deemed by such Issuing Bank to be material) the capital required or expected to be maintained by it or any corporation controlling it, and such Bank or such Issuing Bank determines, on the basis of reasonable allocations, that the amount of such capital is increased by (an amount deemed by such Issuing Bank to be material) or is based (to a degree deemed by such Issuing Bank to be material) upon its issuance or maintenance of or participation in, or commitment to issue or to participate in, the Facility Letters of Credit then, upon demand by such Bank or such Issuing Bank, the Borrower shall immediately pay to the Agent (for the account of each Bank) or such Issuing Bank, from time to time as specified by such Bank or such Issuing Bank, additional amounts sufficient to compensate such Bank or such Issuing Bank therefor.  A certificate as to such amounts submitted to the Borrower by such Bank or such Issuing Bank shall, in the absence of manifest error, be conclusive and binding for all purposes.

3.10 Replacement of the Issuing Bank.  The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Agent, the replaced Issuing Bank and the successor Issuing Bank.  The Agent shall notify the Banks of any such replacement of the Issuing Bank.  At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 3.9.  From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Facility Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require.  After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Facility Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Facility Letters of Credit.

3.11 Transitional Provisions.  Subject to the satisfaction of the conditions precedent contained in Section 8, on the Closing Date (a) the Existing Letters of Credit shall be deemed to be converted into Facility Letters of Credit issued pursuant to Section 3.3; and (b) the face amount of such Existing Letters of Credit shall be included in the calculation of the Facility Letter of Credit Obligations.

3.12 Cash Collateralization.  If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Agent or the Majority Banks (or, if the maturity of the Loans has been accelerated, Banks with Facility Letters of Credit Obligations representing greater than 50% of the total Facility Letters of Credit Obligations) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Agent, in the name of the Agent and for the benefit of the Banks, an amount in cash equal to the Facility Letters of Credit Obligations as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 11.7.  Such deposit shall be held by the Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement.  The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account.  Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Agent and at the Borrower’s risk and expense, such deposits shall not bear interest.  Interest or profits, if any, on such investments shall accumulate in such account.  Moneys in such account shall be applied by the Agent to reimburse the Issuing Bank for Reimbursement Obligations for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the Reimbursement Obligations of the Borrower for the Facility Letters of Credit Obligations at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Banks with Facility Letters of Credit Obligations representing greater than 50% of the total Facility Letters of Credit Obligations), be applied to satisfy other obligations of the Borrower under this Agreement.  If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

4. PAYMENTS AND PREPAYMENTS.

4.1 Payments Generally

(a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or Reimbursement Obligations, or of amounts payable under Sections 2.3 or 13.16, or otherwise) prior to 11:00 a.m. (Houston time), on the date when due, in immediately available funds, without set off or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Agent at its offices at 10 South Dearborn, 7th Floor, Chicago, Illinois  60603, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.3 or 13.16 shall be made directly to the Persons entitled thereto.  The Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  All payments hereunder shall be made in dollars.

(b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent for the account of the Banks or the Issuing Bank hereunder that the Borrower will not make such payment, the Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Banks or the Issuing Bank, as the case may be, the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Banks or the Issuing Bank, as the case may be, severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Banks or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation.

4.2 Prepayments

(a) The Borrower agrees that if at any time it or the Agent determines that the sum of (i) the aggregate principal amount of Loans outstanding and (ii) the face amount of Facility Letters of Credit issued hereunder exceeds the Commitments, then the Borrower shall make a prepayment of principal of the Loans in an amount at least equal to such excess.

(b) Upon the Borrower’s reduction or termination of the Commitments under Section 4.7, the Borrower shall make such prepayments as are required by the terms of Section 4.7.

(c) The Borrower shall notify the Agent by telephone (confirmed by telecopy or electronic mail) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Rate Loan, not later than noon (Houston time), three (3) Business Days before the date of prepayment (or such shorter period as may be acceptable to the Agent and the Banks in their sole discretion), or (ii) in the case of prepayment of an Alternate Base Rate Loan, not later than noon (Houston time), on the date of prepayment.  Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Loan or portion thereof to be prepaid.  Promptly following receipt, the Agent shall advise the Banks of the contents thereof.   Each partial prepayment of any Loan shall be in an amount of $1,000,000 or an integral multiple thereof and shall be accompanied by accrued interest.

4.3 Repayment of the Loans.  Borrower unconditionally promises to pay the then unpaid principal amount of each Loan on the Maturity Date, together with all accrued and unpaid interest thereon as of such date, irrespective of any claim, set off, defense, or other right which the Borrower may have at any time against any Bank, the Agent or any other Person.

4.4 Place of Payment or Prepayment. All payments and prepayments made in accordance with the provisions of this Agreement or of the Notes or of any other Loan Document or of the Letter of Credit Reimbursement Agreements in respect of commitment fees or of principal or interest on the Notes shall be made to the Agent for the account of the Banks at its Domestic Lending Office, no later than noon (Houston time), in immediately available funds.  Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make any payment due hereunder in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due to such Bank.  If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.  If and to the extent that the Agent receives any payment or prepayment from the Borrower and fails to distribute such payment or  prepayment to the Banks ratably on the basis of their respective Pro Rata Percentage on the day the Agent receives such payment or prepayment, and such distribution shall not be so made by the Agent in full on the required day, the Agent shall pay to each Bank such Bank’s Pro Rata Percentage thereof together with interest thereon at the Federal Funds Rate for each day from the date such amount is paid to the Agent by the Borrower until the date the Agent pays such amount to such Bank.

4.5 No Prepayment Premium or Penalty.  Each prepayment pursuant to Section 4.2 or 4.3 shall be without premium or penalty, subject in the case of Eurodollar Rate Loans to the provisions of Section 2.3.

4.6 Taxes.  All payments (whether of principal, interest, reimbursements or otherwise) under this Agreement or on the Notes or in respect of Facility Letter of Credit Obligations shall be made by the Borrower without set off or counterclaim and shall be made free and clear of and without deduction for any present or future tax, levy, impost or any other charge, if any, of any nature whatsoever now or hereafter imposed by any taxing authority.  If the making of such payments is prohibited by law, unless such a tax, levy, impost or other charge is deducted or withheld therefrom, the Borrower shall pay to the Banks, on the date of each such payment, such additional amounts as may be necessary in order that the net amounts received by the Banks after such deduction or withholding shall equal the amounts which would have been received if such deduction or withholding were not required.

4.7 Reduction or Termination of Commitments.  The Borrower may at any time or from time to time reduce or terminate the Commitment of each Bank by giving not less than ten (10) full Business Days’ prior written notice to such effect to the Agent, provided that any partial reduction shall be in the amount of $1,000,000.00 or an integral multiple thereof.  Concurrently with each such reduction or termination, all amounts in excess of the reduced Commitments shall be automatically due and payable and it is a condition to the effectiveness of such reduction that the Borrower shall immediately prepay the entire amount of such excess together with all accrued interest thereon and such other amounts that may be required to be paid in consequence of such prepayment under Section 2.3.  Promptly after the Agent’s receipt of such notice of reduction, the Agent shall notify each Bank of the proposed reduction and such reduction shall be effective on the date specified in the Borrower’s notice with respect to such reduction and shall reduce the Commitment of each Bank proportionately in accordance with its Pro Rata Percentage (and such reduction shall also ratably reduce the Commitments related to Facility Letters of Credit).  After each such reduction, the commitment fee shall be calculated upon the Commitments as so reduced.  The Commitment of each Bank shall automatically terminate on the Maturity Date or in the event of acceleration of the maturity date of the Notes.  Each reduction of the Commitment hereunder shall be irrevocable.

5. COMMITMENT FEE AND OTHER FEES.

5.1 Commitment Fee»

.  The Borrower agrees to pay to the Agent for the account of each Bank a commitment fee based on a year of 360 days, from the Closing Date to, but not including, the Maturity Date (or such earlier date as of which all Commitments shall have terminated), on the daily average unused amount of each Bank’s Commitment, such commitment fee to be payable quarterly in arrears on (a) the last day of each March, June, September, and December, commencing on March 31, 2010 and (b) the Maturity Date at a rate per annum changing with the rating of the Borrower’s Senior Funded Debt determined in accordance with the Applicable Margin.

5.2 Facility Letter of Credit Fee.  The Borrower shall pay to the Agent, for the account of the Issuing Bank, the Facility Letter of Credit Fees as set forth in Section 3.9.

5.3 Fees Not Interest; Nonpayment.  The fees described in this Agreement represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention, or forbearance of money, and the obligation of the Borrower to pay each fee described herein shall be in addition to, and not in lieu of, the obligation of the Borrower to pay interest, other fees described in this Agreement, and expenses otherwise described in this Agreement.  Fees shall be payable when due in Dollars and in immediately available funds.  The commitment fee referred to in Section 5.1 shall be non-refundable, and shall, to the fullest extent permitted by law, bear interest, if not paid when due, at a rate per annum equal to the lesser of (a) five percent (5%) above the Alternate Base Rate as in effect from time to time or (b) the Highest Lawful Rate.

6. DEFAULTING BANKS.

6.1 Defaulting Banks.  Notwithstanding any provision of this Agreement to the contrary, if any Bank becomes a Defaulting Bank, then the following provisions shall apply for so long as such Bank is a Defaulting Bank:

(a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Bank pursuant to Sections 5.1;

(b) the Commitment and Facility Letter of Credit Obligations of such Defaulting Bank shall not be included in determining whether all Banks or the Majority Banks have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 13.2); provided, that any waiver, amendment or modification pursuant to Section 13.2(b) shall require the consent of a Defaulting Bank affected thereby, and, further provided,  that any waiver, amendment or modification requiring either the consent of the Majority Banks or of all of the Banks shall require the consent of a Defaulting Bank in a situation where such Defaulting Bank is affected differently than the other Banks in some material manner.  For all other waivers, amendments or modifications, the consent of a Defaulting Bank shall not be (i) required or (ii) considered for taking any action hereunder.  In the event a Defaulting Lender fails to respond to any request for any waiver, amendment or modification requested hereunder within twenty (20) days of written request from the Agent, such Defaulting Lender shall be deemed to have consented or agreed to such requested waiver, amendment or modification, as the case may be.  If any Facility Letter of Credit Obligations exists at the time a Bank becomes a Defaulting Bank then:

(i) all or any part of such Facility Letter of Credit Obligations shall be reallocated among the non-Defaulting Banks in accordance with their respective Pro-Rata Percentage but only to the extent (x) the sum of all non-Defaulting Banks’ Credit Exposure plus such Defaulting Bank’s Facility Letter of Credit Obligations does not exceed the total of all non-Defaulting Banks’ Commitments and (y) the conditions set forth in Section 8 are satisfied at such time;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Agent cash collateralize such Defaulting Bank’s Facility Letter of Credit Obligations (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 3.12 for so long as such Facility Letter of Credit Obligations is outstanding;

(iii) if the Borrower cash collateralizes any portion of such Defaulting Bank’s Facility Letter of Credit Obligations pursuant to Section 6.1(c), the Borrower shall not be required to pay any fees to such Defaulting Bank pursuant to Section 5.2 with respect to such Defaulting Bank’s Facility Letter of Credit Obligations during the period such Defaulting Bank’s Facility Letter of Credit Obligations are cash collateralized;

(iv) if the Facility Letter of Credit Obligations of the non-Defaulting Banks are reallocated pursuant to Section 6.1(c), then the fees payable to the Banks pursuant to Sections 5.1 and 5.2 shall be adjusted in accordance with such non-Defaulting Banks’ Pro-Rata Percentages; or

(v) if any Defaulting Bank’s Facility Letter of Credit Obligations are neither cash collateralized nor reallocated pursuant to Section 6.1(c), then, without prejudice to any rights or remedies of the Issuing Bank or any Bank hereunder, all facility fees that otherwise would have been payable to such Defaulting Bank (solely with respect to the portion of such Defaulting Bank’s Commitment that was utilized by such LC Exposure) and letter of credit fees] payable under Section 5.2 with respect to such Defaulting Bank’s Facility Letter of Credit Obligations shall be payable to the Issuing Bank until such Facility Letter of Credit Obligations are cash collateralized and/or reallocated;

(c) so long as any Bank is a Defaulting Bank, the Issuing Bank shall not be required to issue, amend or increase any Facility Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Commitments of the non-Defaulting Banks and/or cash collateral will be provided by the Borrower in accordance with Section 6.1(c), and participating interests in any such newly issued or increased Facility Letter of Credit shall be allocated among non-Defaulting Banks in a manner consistent with Section 6.1(b)(i) (and Defaulting Banks shall not participate therein).

In the event that the Agent, the Borrower, and the Issuing Bank each agrees that a Defaulting Bank has adequately remedied all matters that caused such Bank to be a Defaulting Bank, then the Facility Letter of Credit Obligations of the Banks shall be readjusted to reflect the inclusion of such Bank’s Commitment and on such date such Bank shall purchase at par such of the Loans of the other Banks as the Agent shall determine may be necessary in order for such Bank to hold such Loans in accordance with its Pro-Rata Percentage.

6.2 Payment Obligations.  If any Bank shall fail to make any payment required to be made by it pursuant to Sections 2.1(e), 3.4(a), 3.5, 4.1(b) or 13.16, then the Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Agent for the account of such Bank and for the benefit of the Agent or the Issuing Bank to satisfy such Bank’s obligations under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Bank under such Sections with respect to Facility Letter of Credit Obligations; in the case of each of (i) and (ii) above, in any order as determined by the Agent in its discretion.

7. REPRESENTATIONS AND WARRANTIES.

The Borrower represents and warrants that:

7.1 Organization and Qualification.  The Borrower and each Subsidiary of the Borrower: (a) are business entities duly organized, validly existing, and in good standing under the laws of their respective states of incorporation or formation; (b) have the corporate or organizational power to own their respective properties and to carry on their respective businesses as now conducted; and (c) are duly qualified as foreign entities to do business and are in good standing in every jurisdiction where such qualification is necessary except when the failure to so qualify would not or does not have a Material Adverse Effect.  The Borrower is a corporation organized under the laws of Delaware and has the Subsidiaries listed on Schedule 7.1 attached hereto and made a part hereof for all purposes, and no others, each of which is a Delaware corporation unless otherwise noted on Schedule 7.1.  None of the Subsidiaries listed on Schedule 7.1 as “Inactive Subsidiaries” conducts or will conduct any business, and none of such Subsidiaries has any assets other than minimum legal capitalization.

7.2 Financial Statements.  The Borrower has furnished the Banks with (a) the Borrower’s annual audit reports containing the Borrower’s consolidated balance sheets, statements of income and stockholder’s equity and a cash flow statements as at and for the fiscal years ended on December 31, 2007 and December 31, 2008, each accompanied by the certificate of PriceWaterhouse Coopers, LLP and (b) the Borrower’s unaudited financial report as of each fiscal quarter ending subsequent to the date of the last financial statements delivered pursuant to clause (a) above.  These statements are complete and correct and present fairly in all material respects in accordance with GAAP, consistently applied throughout the periods involved, the consolidated financial position of the Borrower and the Subsidiaries and the results of its and their operations as at the dates and for the periods indicated subject, as to interim statements only, to changes resulting from customary end-of-year credit adjustments which in the aggregate will not be material.

7.3 Litigation.  Except as disclosed on Schedule 7.3 or pursuant to Section 7.16, there is no: (a) action or proceeding pending or, to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary of the Borrower before any court, administrative agency or arbitrator which is reasonably expected to have a Material Adverse Effect; (b) judgment outstanding against the Borrower for the payment of money which may  reasonably be expected to result in a Material Adverse Effect; or (c) other outstanding judgment, order or decree affecting the Borrower or any Subsidiary before or by any administrative or governmental authority, compliance with or satisfaction of which could reasonably be expected to result in a Material Adverse Effect.

7.4 Default.  Neither the Borrower nor any Subsidiary of the Borrower is in default under or in violation of the provisions of any instrument evidencing any Debt or of any agreement relating thereto or any judgment, order, writ, injunction or decree of any court or any order, regulation or demand of any administrative or governmental instrumentality which default or violation might have a Material Adverse Effect.

7.5 Title to Assets.  The Borrower and each Subsidiary of the Borrower have good and marketable title to their respective assets, including its real and personal property material to its business, except for minor defects in title that do not interfere, in any significant manner, with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and subject to no Liens except those permitted in Section 10.2.

7.6 Payment of Taxes.  The Borrower and each Subsidiary of the Borrower have filed all United States federal income tax returns and all other material tax returns which to the knowledge of the Borrower are required to be filed by them and have paid or provided for the payment of all taxes shown on said returns and all assessments which are due and payable (except such as are being contested in good faith by appropriate proceedings for which adequate reserves for their payment have been provided in a manner consistent with the accounting practices followed by the Borrower).  The Borrower is not aware of any pending investigation by any taxing authority or of any claims by any governmental authority for any unpaid taxes in excess of $10,000,000.00.

7.7 Conflicting or Adverse Agreements or Restrictions.  Neither the execution and delivery of this Agreement or the Notes or any other Loan Document nor the consummation of the transactions contemplated hereby nor fulfillment of and compliance with the respective terms, conditions and provisions hereof or of the Notes or of any instruments required hereby will conflict in any material respect with or result in a material breach of any of the terms, conditions or provisions of, or constitute a material default under, or result in any material violation of, or result in the creation or imposition of any lien (other than as contemplated or permitted by this Agreement) on any of the property of the Borrower or any Subsidiary pursuant to (a) the charter or bylaws applicable to the Borrower or any Subsidiary; (b) any law or any regulation of any administrative or governmental instrumentality; (c) any order, writ, injunction or decree of any court; or (d) the terms, conditions or provisions of any agreement or instrument to which the Borrower or any Subsidiary is a party or by which it is bound or to which it is subject, which conflict or default which could reasonably be expected to result in a Material Adverse Effect.

7.8 Authorization, Validity, Etc.  The Borrower has the corporate power and authority to make, execute, deliver and carry out this Agreement and the transactions contemplated herein, to make the borrowings provided for herein, to execute and deliver the Notes and to perform its obligations hereunder and under the Notes and the other Loan Documents to which it is a party and all such action has been duly authorized by all necessary corporate proceedings on its part.  This Agreement has been duly and validly executed and delivered by the Borrower and constitutes the valid and legally binding agreement of the Borrower enforceable in accordance with its terms, except as limited by Debtor Laws; and the Notes and the other Loan Documents, when duly executed and delivered by the Borrower pursuant to the provisions hereof, will constitute the valid and legally binding obligation of the Borrower enforceable in accordance with the terms thereof and of this Agreement, except as limited by Debtor Laws.

7.9 Investment Company Act Not Applicable.  Neither the Borrower nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

7.10 Intentionally Deleted.

7.11 Regulations T, U and X.  No Loan shall be a “purpose credit secured directly or indirectly by margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (“margin stock”); none of the proceeds of any Loan will be used to purchase or to carry margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock, or for any other purpose which would constitute this transaction a “purpose credit secured directly or indirectly by margin stock” within the meaning of said Regulation U, as now in effect or as the same may hereafter be in effect. Neither the Borrower nor any Subsidiary will take or permit any action which would involve the Banks in a violation of Regulation T, Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or a violation of the Securities Exchange Act of 1934, in each case as now or hereafter in effect.  After applying proceeds of any Loan or Letter of Credit, not more than twenty-five percent (25%) of the value (as determined by any reasonable method) of the assets subject to the negative pledge set forth in Section 10.2 of the Credit Agreement and the restrictions on disposition of assets set forth in Section 10.8 of the Credit Agreement is represented by margin stock.

7.12 ERISA.  Neither Borrower nor any Subsidiary of Borrower maintains, or has in the past maintained, a multiemployer plan under Section 4001(a)(3) of ERISA; neither Borrower nor any Subsidiary of Borrower is required, or has in the past been required, to contribute to a multiemployer plan under Section 4001(a)(3) of ERISA. Except as provided in Schedule 7.12, no Reportable Event (as defined in §4043(c) of ERISA) has occurred with respect to any Plan.  Except as provided in Schedule 7.12, each Plan complies in all material respects with applicable provisions of ERISA, and the Borrower and each Subsidiary of Borrower have filed all reports required by ERISA and the Code to be filed with respect to each Plan.  Except as provided in Schedule 7.12, the Borrower has no knowledge of any event which could result in a liability of the Borrower or any Subsidiary of Borrower to the Pension Benefit Guaranty Corporation.  Except as provided in Schedule 7.12, the Borrower and each Subsidiary of Borrower have made all required contributions by the applicable due dates under ERISA and the Code to each of the Plans subject to §412 of the Code and §302 of ERISA, other than contributions in an aggregate amount not exceeding $10,000,000.00, and no application for a funding waiver pursuant to §412 of the Code has been made with respect to any Plan. Since the effective date of Title IV of ERISA, there have not been any, nor are there now existing any, events or conditions that would permit any Plan to be terminated under circumstances which would cause the lien provided under §4068 of ERISA to attach to any property of the Borrower or any Subsidiary of Borrower.

7.13 No Financing of Certain Security Acquisitions.  None of the proceeds of any Loan will be used to acquire any security in any transaction that is subject to §13 or §14 of the Securities Exchange Act of 1934, as amended, except the equity interests described in subparagraph (ii) of the definition of “Qualifying Assets”.

7.14 Franchises, Co-Licenses, Etc.  The Borrower and each Subsidiary of the Borrower own or have obtained all the material governmental permits, certificates of authority, leases, patents, trademarks, service marks, trade names, copyrights, franchises and licenses, and rights with respect thereto, required or necessary (or, in the sole and independent judgment of the Borrower, prudent) in connection with the conduct of their respective businesses as presently conducted or as proposed to be conducted, the absence of which could reasonably be expected to result in a Material Adverse Effect.

7.15 Lines of Business.  The nature of the Borrower’s lines of business are predominately the following:  (a) the operation of energy distribution and transportation services, including without limitation, natural gas sales, storage and transportation and distribution, propane sales and distribution and promotion, marketing and sale of compressed natural gas and the terminaling and storage of liquefied natural gas; (b) electric marketing/generation; (c) gathering and processing of natural gas; and (d) sales and rentals of appliances utilizing one or more of the fuel or energy options specified in this Section 7.15.

7.16 Environmental Matters.  Each of the Borrower and its Subsidiaries (A) has been and is in substantial compliance with all applicable Environmental Laws in all material respects and has obtained and is in substantial compliance with all related permits necessary for the ownership and operation of its Property and business, except where the failure to so comply could not reasonably be expected to result in a result in a Material Adverse Effect, and (B) does not and has not created, handled, transported, used, or disposed of any Hazardous Materials except in substantial compliance with all Environmental Laws in all material respects, nor, to its knowledge, has any of its currently or previously owned Property been used for those purposes, except where any such action that fails to so comply could not reasonably be expected to result in a Material Adverse Effect.  Neither the Borrower nor any of its Subsidiaries (A) has ever been responsible for the Release of any Hazardous Materials into the environment except in substantial compliance with all applicable Environmental Laws in all material respects, except where any such Release that does not so comply could not reasonably be expected to result in a Material Adverse Effect and, to its knowledge, neither the Borrower’s nor any of its Subsidiaries’ currently or previously owned Property has been subjected to any Release of or is contaminated by any Hazardous Materials, except where any such Release or contamination could not reasonably be expected to result in a Material Adverse Effect; and (B) has, since December 31, 2004, received notice of and has ever been investigated for any violation or alleged violation of any Environmental Law which has not been remedied in accordance with Environmental Laws, which violation or alleged violation could reasonably be expected to result in a Material Adverse Effect.

8. CONDITIONS.

The obligation of the Banks to make any Loans or issue any Facility Letters of Credit is subject to the following conditions:

8.1 Representations True and No Defaults.

(a) The representations and warranties contained in Section 7 shall be true and correct on and as of the particular Borrowing Date as though made on and as of such date;

(b) The Borrower shall not be in default in the due performance of any covenant on its part contained in this Agreement; and

(c) no Event of Default or Default shall have occurred and be continuing at the time of, or after giving effect to the making of any Loan.

8.2 Governmental Approvals.  The Borrower shall have obtained all orders, approvals or consents of all public regulatory bodies required for the making and carrying out of this Agreement, the making of the borrowings pursuant hereto, the issuance of the Notes to evidence such borrowings, and the execution and delivery of the Security Documents.

8.3 Compliance With Law.  The business and operations of the Borrower and each Subsidiary as conducted at all times relevant to the transactions contemplated by this Agreement to and including the close of business on the particular Borrowing Date shall have been and shall be in compliance in all material respects with all applicable State and Federal laws, regulations and orders affecting the Borrower and each Subsidiary and the business and operations of any of them.

8.4 Notice of Borrowing and Other Documents.  On each Borrowing Date, the Banks shall have received (a) a Notice of Borrowing; and (b) such other documents and certificates relating to the transactions herein contemplated as the Banks may reasonably request.

8.5 Payment of Fees and Expenses.  The Borrower shall have paid (a) all expenses of the type described in Section 13.3 through the date of such Loan or the issuance of such Facility Letter of Credit and (b) all closing, structuring and other invoiced fees owed as of the Closing Date to the Agent, any of the Banks and/or the Lead Arranger by the Borrower under this Agreement or any other written agreement between the Borrower and the Agent, the applicable Bank(s) or the Lead Arranger.

8.6 Loan Documents, Opinions and Other Instruments.  As of the Closing Date, the Borrower shall have delivered to the Agent the following:  (a) this Agreement, each of the Notes and all other Loan Documents required by the Agent and the Banks to be executed and delivered by the Borrower in connection with this Agreement; (b) a certificate from the Secretary of State of the State of Delaware as to the continued existence and good standing of the Borrower in the State of Delaware; (c) a certificate from Secretary of State of the State of Texas as to the continued qualification of the Borrower to do business in the State of Texas; (d) a current certificate from the Office of the Comptroller of the State of Texas as to the good standing of the Borrower in the State of Texas; (e) a Secretary’s Certificate executed by the duly elected Secretary or a duly elected Assistant Secretary of the Borrower, in a form acceptable to the Agent, whereby such Secretary or Assistant Secretary certifies, that one or more corporate resolutions adopted by the Board of Directors of the Borrower remain in full force and effect authorizing the Borrower to secure Loans and Facility Letters of Credit in accordance with the terms of this Agreement; and (f) a legal opinion from in-house counsel for the Borrower, dated as of the Closing Date, addressed to the Agent and the Lenders and otherwise acceptable in all respects to the Agent in its discretion.

8.7 Financial Condition.  As of the Closing Date only, no Material Adverse Effect shall have occurred, as reflected in the quarterly financial statements of the Borrower delivered in accordance with Section 7.2 (copies of such financial statements having been supplied to the Agent and each Bank).

9. AFFIRMATIVE COVENANTS.

The Borrower covenants and agrees that, so long as the Borrower may borrow hereunder and until payment in full of the Notes, and its other obligations under this Agreement and the other Loan Documents the Borrower will:

9.1 Financial Statements and Information.  Deliver to the Banks:

(a) as soon as available, and in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the annual audit report of the Borrower and the Subsidiaries for such fiscal year containing a balance sheet, statements of income and stockholders equity and a cash flow statement, all in reasonable detail and certified by PriceWaterhouse Coopers, LLP or another independent certified public accountant of recognized standing satisfactory to the Banks.  The Borrower will obtain from such accountants and deliver to the Banks at the time said financial statements are delivered the written statement of the accountants that in making the examination necessary to said certification they have obtained no knowledge of any Event of Default or Default, or if such accountants shall have obtained knowledge of any such Event of Default or Default, they shall state the nature and period of existence thereof in such statement; provided that such accountants shall not be liable directly or indirectly to the Banks for failure to obtain knowledge of any such Event of Default or Default; and

(b) as soon as available, and in any event within sixty (60) days after the end of each quarterly accounting period in each fiscal year of the Borrower (excluding the fourth quarter), an unaudited financial report of the Borrower and the Subsidiaries as at the end of such quarter and for the period then ended, containing a balance sheet, statements of income and stockholders equity and a cash flow statement, all in reasonable detail and certified by a financial officer of the Borrower to have been prepared in all material respects in accordance with GAAP, except as may be explained in such certificate; and

(c) such additional financial or other information as the Banks may reasonably request including, without limitation, copies of any statements and reports sent to stockholders of the Borrower or filed with the Securities and Exchange Commission and any such monthly, quarterly, and annual reports of gas purchases and sales that the Borrower is required to deliver to or file with governmental bodies pursuant to tariffs and/or franchise agreements.

All financial statements specified in clauses (a) and (b) above shall be furnished in consolidated form for the Borrower and all Subsidiaries with comparative consolidated figures for the corresponding period in the preceding year.  Together with each delivery of financial statements required by clauses (a) and (b) above, the Borrower will deliver to the Banks (i) such schedules, computations and other information as may be required to demonstrate that the Borrower is in compliance with its covenants in Section 10.1 or reflecting any noncompliance therewith as at the applicable date and (ii) an Officer’s Certificate stating that there exists no Event of Default or Default, or, if any such Event of Default or Default exists, stating the nature thereof, the period of existence thereof and what action the Borrower has taken or proposes to take with respect thereto.  The Banks are authorized to deliver a copy of any financial statement delivered to it to any regulatory body having jurisdiction over them, and to disclose same to any prospective assignees or participant Lenders.

9.2 Lease and Investment Schedules.  Deliver to the Banks:

(a) from time to time and, in any event, with each delivery of annual financial statements under Section 9.1(a), a current, complete schedule (in the form of Schedule 9.2) of all agreements to rent or lease any property (personal, real or mixed, but not including oil and gas leases) to which the Borrower or any Subsidiary is a party lessee and which, considered independently or collectively with other leases with the same lessor, involve an obligation by the Borrower or a Subsidiary to make payments of at least $1,000,000.00 in any year, showing the total amounts payable under each such agreement, the amounts and due dates of payments thereunder and containing a description of the rented or leased property, and all other information the Majority Banks may request; and

(b) with each delivery of annual financial statements under Section 9.1(a) a current complete schedule (in the form of Schedule 9.2) listing all debt exceeding $1,000,000.00 in principal amount outstanding and equity owned or held by the Borrower or any Subsidiary containing all information required by, and in a form satisfactory to, the Banks, except for such debt or equity of Subsidiaries.

9.3 Books and Records.  Maintain, and cause each Subsidiary to maintain, proper books of record and account in all material respects in accordance with sound accounting practices in which true, full and correct entries will be made of all their respective dealings and business affairs.

9.4 Insurance.  Maintain, and cause each Subsidiary to maintain, insurance with financially sound, responsible and reputable companies in such types and amounts and against such casualties, risks and contingencies as is customarily carried by owners of similar businesses and properties, and furnish to the Banks, together with each delivery of annual financial statements under Section 9.1(a), an Officer’s Certificate containing full information as to the insurance carried.

9.5 Maintenance of Property.  Cause its property and the property of each Subsidiary which is material to the operation of its business or such Subsidiary’s business to be maintained, preserved, protected and kept in good repair, working order and condition so that the business carried on in connection therewith may be conducted properly and efficiently, except for normal wear and tear.

9.6 Inspection of Property and Records.  Permit any officer, director or agent of the Agent or any Bank, on written notice and at such Banks expense, to visit and inspect during normal business hours any of the properties, corporate books and financial records of the Borrower and each Subsidiary and discuss their respective affairs and finances with their principal officers, all at such times as the Agent or any Bank may reasonably request.

9.7 Existence, Laws, Obligations.  Maintain, and cause each Subsidiary to maintain, its corporate existence and franchises, and any license agreements and tariffs that permit the recovery of a return that the Borrower considers to be fair (and as to licenses, franchises, and tariffs that are subject to regulatory determinations of recovery of returns, the Borrower has presented or is presenting favorable defense thereof); and to comply, and cause each Subsidiary to comply, with all statutes and governmental regulations noncompliance with which might have a Material Adverse Effect, and pay, and cause each Subsidiary to pay, all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which if unpaid might become a lien against the property of the Borrower or any Subsidiary except liabilities being contested in good faith.  Notwithstanding the foregoing, the Borrower may dissolve those certain inactive and minimally capitalized Subsidiaries designated as such on Schedule 7.1.

9.8 Notice of Certain Matters.  Notify the Agent Bank promptly  upon acquiring knowledge of the occurrence of any of the following events: (a) the institution or threatened institution of any lawsuit or administrative proceeding affecting the Borrower or any Subsidiary that is not covered by insurance (less applicable deductible amounts) and which, if determined adversely to the Borrower or such Subsidiary, could reasonably be expected to result in a Material Adverse Effect; (b) the occurrence of any Material Adverse Effect, or of any event that could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any Event of Default or any Default; or (d) a change by Moody’s or by S&P in the rating of the Borrower’s Funded Debt.

9.9 ERISA.  At all times:

(a) to the extent required of Borrower under applicable law, maintain and keep in full force and effect each Plan, subject to Borrower’s right, in accordance with applicable legal requirements, (i) to amend any such Plans, (ii) to merge any such Plans, and to (iii) cease benefit accruals under any such Plans;

(b) to the extent required of Borrower under applicable law, make contributions to each Plan in a timely manner and in an amount sufficient to comply with the minimum funding standards requirements of ERISA;

(c) immediately upon acquiring knowledge of any “reportable event” or of any “prohibited transaction”, which “prohibited transaction” may be reasonably likely to result in a Material Adverse Effect (as such terms are defined in § 4043 and §406 of ERISA) in connection with any Plan, furnish the Banks with a statement executed by the president or chief financial officer of the Borrower setting forth the details thereof and the action which the Borrower proposes to take with respect thereto and, when known, any action taken by the Internal Revenue Service with respect thereto;

(d) notify the Banks promptly upon receipt by the Borrower or any Subsidiary of any notice of the institution of any proceeding or other action which may result in the termination of any Plan and furnish to the Banks copies of such notice;

(e) to the extent required of Borrower under applicable law, maintain Pension Benefit Guaranty Corporation liability coverage insurance required under ERISA;

(f) furnish the Banks with copies of the summary annual report for each Plan filed with the Internal Revenue Service as the Agent or the Banks may request; and

(g) furnish the Banks with copies of any request for waiver of the funding standards or extension of the amortization periods required by § 303 and § 304 of ERISA or § 412 of the Code promptly after the request is submitted to the Secretary of the Treasury, the Department of Labor or the Internal Revenue Service, as the case may be.

9.10 Compliance with Environmental Laws.  At all times:

(a) use and operate, and cause each Subsidiary to use and operate, all of their respective facilities and properties in material compliance with all applicable Environmental Laws; keep, and cause each Subsidiary to keep, all necessary permits, approvals, orders, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith; handle, and cause each Subsidiary to handle, all Hazardous Materials in material compliance with all applicable Environmental Laws; and dispose, and cause each Subsidiary to dispose, of all Hazardous Materials generated by the Borrower or any Subsidiary or at any property owned or leased by them at facilities or with carriers that maintain valid permits, approvals, certificates, licenses or other authorizations for such disposal under applicable Environmental Laws;

(b) promptly notify the Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of the facilities and properties of the Borrower and each Subsidiary under, or their respective compliance with, applicable Environmental Laws wherein the condition or the noncompliance that is the subject of such claim, complaint, notice, or inquiry involves, or could reasonably be expected to involve, liability of or expenditures by the Borrower and its Subsidiaries of $75,000,000.00 or more; and

(c) provide such information and certifications which the Banks may reasonably request from time to time to evidence compliance with this Section 9.10.

9.11 Use of Proceeds. Use proceeds of the Loans and Letters of Credit only to provide working capital and for general corporate purposes of the Borrower and its Subsidiaries.

9.12 PGA Clauses.  Use its best efforts to maintain in force provisions in all of its tariffs and franchise agreements that permit the Borrower to recover from customers substantially all of the amount by which the cost of gas purchases exceeds the amount currently billed to customers for the delivery of such gas (sometimes referred to as PGA clauses).

10. NEGATIVE COVENANTS.

So long as the Borrower may borrow hereunder and until payment in full of the Notes, except with the written consent of the Banks:

10.1 Capital Requirements.  The Borrower will not:

(a) permit its Consolidated Net Worth at the end of any fiscal quarter to be less than the sum of (i) $2,223,796,000; (ii) 40% of Consolidated Net Income (if positive) for the period commencing on January 1, 2009 and ending on the date of determination, and treated as a single accounting period; (iii) the difference between (A) 100% of the net proceeds of any issuance of capital or preferred stock or any other Equity-Preferred Securities by the Borrower or any consolidated Subsidiary received by the Borrower or such consolidated Subsidiary at any time after January 1, 2009 ; and (B) the aggregate amount of all redemption or repurchase payments hereafter made, if any, by the Borrower and any such consolidated Subsidiary in connection with the repurchase by the Borrower or any such consolidated Subsidiary of any of their respective capital or preferred stock; and (iv) the minority interests in the Borrower’s Subsidiaries; provided, the covenant contained in this Section 10.1(a) shall cease to apply at such time, if any, that this or a similar covenant is not required in at least one other agreement to which Borrower is a party; in other words, so long as this or a similar covenant is required in at least one other agreement to which Borrower is a party, this covenant shall be required; or

(b) permit the ratio of its Consolidated Total Indebtedness to its Consolidated Total Capitalization to be greater than 0.65 to 1.00 at the end of any fiscal quarter; or

(c) acquire, or permit any Subsidiary to acquire, any assets other than (i) investments permitted under Section 10.4, or (ii) Qualifying Assets; or

(d) permit the ratio of EBDIT to Cash Interest Expense for the four fiscal quarters most recently ended (considered as a single accounting period) at any time to be less than 2.00 to 1.00 at all times.

10.2 Mortgages, Liens, Etc.

  The Borrower will not, and will not permit any Subsidiary to, create or permit to exist any Lien (including the charge upon assets purchased under a conditional sales agreement, purchase money mortgage, security agreement or other title retention agreement) upon any of its respective assets, whether now owned or hereafter acquired, or assign or otherwise convey any right to receive income, except:

(a) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings;

(b) other Liens incidental to the conduct of its business or the ownership of its assets that were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and that do not in the aggregate materially detract from the value of such assets or materially impair the use thereof in the operation of such business;

(c) Liens on assets of a Subsidiary to secure obligations of such Subsidiary to the Borrower or another Subsidiary; and

(d) Liens on property existing at the time of acquisition thereof by the Borrower or any Subsidiary, including without limitation, (i) any property acquired by the Borrower in consummating and finalizing the Prior Acquisitions, or (ii) purchase money Liens placed on an item of real or personal property purchased by the Borrower or any Subsidiary to secure a portion of the purchase price of such property; provided that no such Lien may encumber or cover any other property of the Borrower or any Subsidiary.

(e) Liens for taxes, assessments and governmental charges or levies imposed upon a Person or such person’s income or profits or property, if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate cash reserves have been provided,

(f) Liens arising from good faith deposits in connection with tenders, leases, real estate bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to secure public or statutory obligations and deposits to secure (or in lieu of) surety, stay, appeal or custom bonds and deposits to secure the payment of taxes, assessments, custom duties or other similar charges,

(g) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property for the purposes intended, and none of which is violated by existing or proposed structures or land use,

(h) Liens existing on property acquired by the Borrower or any of its Subsidiaries at the time of acquisition, provided that such Liens were not created in contemplation of such acquisition and do not extend to any assets other than the property so acquired;

(i) any other Liens (other than the Liens described in clauses (a) through (g) above, inclusive), if the aggregate amount of all obligations secured by such Liens does not exceed $75,000,000 at any one time outstanding; and

(j) Liens arising in connection with any Receivables Purchase and Sale Agreement.

10.3 Debt.  The Borrower will not, and will not permit any Subsidiary to, incur or permit to exist any Debt, except:

(a) Debt evidenced by the Notes or the Facility Letter of Credit Obligations, or outstanding under any Equity-Preferred Securities (to the extent the same constitutes Debt) not in default, as well as (i) Debt of Panhandle Eastern and/or any of its Subsidiaries, so long as (A) such Debt is otherwise permitted under Section 10.3(g) and (B) after giving effect to the issuance of such Debt, the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization for Panhandle Eastern and Panhandle Eastern’s Subsidiaries (excluding the Borrower and all other Subsidiaries of the Borrower for purposes of such calculation) is no greater than 0.70 to 1.00, and (ii) any loans or advances by the Borrower to Panhandle Eastern and/or any of the Borrower’s other Subsidiaries permitted under Section 10.4(b);

(b) Debt of any Subsidiary to the Borrower or any other Subsidiary, except to the extent limited by the terms of Section 10.4(b), and Debt of the Borrower to any Subsidiary;

(c) Debt existing as of September 30, 2009 as reflected on financial statements delivered under Section 7.2(b) and refinancings thereof other than Debt that has been refinanced by the proceeds of Loans;

(d) endorsements in the ordinary course of business of negotiable instruments in the course of collection;

(e) Debt of the Borrower or any Subsidiary representing the portion of the purchase price of property acquired by the Borrower or such Subsidiary that is secured by Liens permitted by the provisions of Section 10.2(d); provided, however, that at no time may the aggregate principal amount of such Debt outstanding exceed thirty percent (30%) of the Consolidated Net Worth of the Borrower and its Subsidiaries as of the applicable determination date;

(f) Debt evidenced by Senior Notes;

(g) additional Debt of the Borrower, and additional Debt of Panhandle Eastern and/or any of Panhandle Eastern’s Subsidiaries (so long as such additional Debt of Panhandle Eastern and/or any of Panhandle Eastern’s Subsidiaries is otherwise permitted under Section 10.3(a)), provided that after giving effect to the issuance thereof, (i) there shall exist no Default or Event of Default; and (ii) the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization shall be no greater than 0.65 to 1.00 at all times; (iii) the ratio of EBDIT for the four fiscal quarters most recently ended to pro forma Cash Interest Expense for the following four fiscal quarters shall be no less than 2.00 to 1.0 at all times; and (iv) (A) such Debt shall have a final maturity or mandatory redemption date, as the case may be, no earlier than the Maturity Date and shall mature or be subject to mandatory redemption or mandatory defeasance no earlier than the Maturity Date (as so extended) and shall be subject to no mandatory redemption or “put” to the Borrower exercisable, or sinking fund or other similar mandatory principal payment provisions that require payments to be made toward principal, prior to such Maturity Date (as so extended); or (B) (x) such additional Debt shall have a final maturity date prior to the Maturity Date, and (y) such additional Debt shall not exceed Three Hundred Fifty Million Dollars ($350,000,000.00) in the aggregate plus Twenty Million Dollars ($20,000,000.00) of reimbursement obligations incurred in connection with Non-Facility Letters of Credit issued by a Bank or Banks or by any other financial institution;

(h) additional Debt of Trunkline LNG Holdings or any of its Subsidiaries, so long as (i) such Debt is to Trunkline LNG Holdings and/or any of its Subsidiaries only and is not recourse in any respect to the Borrower or any other Subsidiary of the Borrower (other than Panhandle Eastern and its Subsidiaries), (ii) the proceeds of such Debt is used solely to finance capital expenditures of Trunkline LNG Holdings and/or its Subsidiaries, and (iii) after giving effect to such Debt, no Default or Event of Default shall exist; and

(i) Debt arising under any Receivables Purchase and Sale Agreement.

10.4 Loans, Advances and Investments.  The Borrower will not, and will not permit any Subsidiary to, make or have outstanding any loan or advance to, or own or acquire any stock or securities of or equity interest or other Investment in, any Person, except (without duplication):

(a) stock or other equity interests of (i) the Subsidiaries named in Section 7.1; and (ii) the same Qualifying Entities as the Qualifying Entities under subparagraph (ii) of the definition of “Qualifying Assets,” provided that at any one time the aggregate purchase price paid for such stock in such Qualifying Entities, including the aggregate amount of Debt assumed or deemed incurred by the Borrower in connection with the purchase of such stock, is not more than twenty percent (20%) of the Consolidated Net Worth of the Borrower and its Subsidiaries as of the applicable determination date;

(b) loans or advances to a Subsidiary; provided, however, that the principal amount of such loans and advances for working capital purposes at any time outstanding to Panhandle Eastern and/or any of Panhandle Eastern’s Subsidiaries, together with the principal amount of any outstanding working capital credit facility or facilities provided directly to Panhandle Eastern and/or any of Panhandle Eastern’s Subsidiaries by any party other than the Borrower, does not exceed $50,000,000 in the aggregate at any time;

(c) Securities maturing no more than 180 days after Borrower’s purchase that are either:

(i) readily marketable securities issued by the United States or its agencies or instrumentalities; or

(ii) commercial paper rated “Prime 2” by Moody’s or A-2 by S&P; or

(iii) certificates of deposit or repurchase contracts on customary terms with financial institutions in which deposits are insured by any agency or instrumentality of the United States; or

(iv) readily marketable securities received in settlement of liabilities created in the ordinary course of business; or

(v) obligations of states, agencies, counties, cities and other political subdivisions of any state rated at lest MIG2, VMIG2 or Aa by Moody’s or AA by S&P; or

(vi) loan participations in credits in which the borrower’s debt is rated at least Aa or Prime 2 by Moody’s or AA or A-2 by S&P; or

(vii) money market mutual funds that are regulated by the Securities and Exchange Commission, have a dollar-weighted average stated maturity of 90 days or fewer on their investments and include in their investment objectives the maintenance of a stable net asset value of $1 for each share.

(d) other equity interests owned by a Subsidiary on the date of this Agreement and such additional equity interests to the extent (but only to the extent) that such Subsidiary is legally obligated to acquire those interests on the date of this Agreement, in each case as disclosed to the Banks in writing;

(e) travel and expense advances in the ordinary course of business to officers and employees;

(f) stock or securities of or equity interests in, any Person provided that, after giving effect to the acquisition and ownership thereof, the Borrower is in compliance with the provisions of Section 10.1(c) of this Agreement; and

(g) loans, advances or other Investments by the Borrower or any Subsidiary not otherwise permitted under the other provisions of this Section 10.4, so long as the sum of the outstanding balance of all of such loans and advances and the purchase price paid for all of such other Investments does not exceed in the aggregate seven percent (7%) of the Consolidated Net Worth of the Borrower and its Subsidiaries as of the applicable determination date.

10.5 Stock and Debt of Subsidiaries.  The Borrower will not, and will not permit any Subsidiary to, sell or otherwise dispose of any shares of stock, other equity interests or Debt of any Subsidiary, or permit any Subsidiary to issue or dispose of its stock (other than directors’ qualifying shares), except for the following: (i) the sale, transfer or issuance of stock, other equity interests or Debt of any Subsidiary to the Borrower or another Subsidiary of the Borrower; (ii) the sale of stock in Sea Robin Pipeline Company and Debt of Sea Robin Pipeline Company, (iii) the issuance by other Subsidiaries of the Borrower formed for the purpose of issuing Equity-Preferred Securities, and (v) the sale or issuance of Debt  otherwise permitted under Section 10.3.

10.6 Merger, Consolidation, Etc.

  The Borrower will not, and will not permit any Subsidiary to, merge or consolidate with any other Person or sell, lease, transfer or otherwise dispose of (whether in one transaction or a series of transactions) all or a substantial part of its assets or acquire (whether in one transaction or a series of transactions) all or a substantial part of the assets of any Person, except that:

(a) any Subsidiary may merge or consolidate with the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with any one or more Subsidiaries;

(b) any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to the Borrower or another Subsidiary;

(c) the Borrower may acquire the assets of any Person, provided that, after giving effect to such acquisition, the Borrower is in compliance with the provisions of Sections 10.1(c); and

(d) the Borrower or any Subsidiary may sell, lease, assign or otherwise dispose of assets as otherwise permitted under Section 10.8.

10.7 Supply and Purchase Contracts.  The Borrower will not, and will not permit any Subsidiary to, enter into or be a party to any contract for the purchase of materials, supplies or other property if such contract requires that payment for such materials, supplies or other property shall be made regardless of whether or not delivery is ever made or tendered of such materials, supplies and other property, except in those circumstances and involving those supply or purchase contracts that the Borrower reasonably considers to be necessary or helpful in its operations in the ordinary course of business and that the Borrower reasonably considers not to be unnecessarily burdensome on the Borrower or its Subsidiaries.

10.8 Sale or Other Disposition of Assets. The Borrower will not, and will not permit any Subsidiary to, except as permitted under this Section 10.8, sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or any part of its Property (whether now owned or hereafter acquired); provided, however, that (i) the Borrower or any Subsidiary may in the ordinary course of business dispose of (a) Property consisting of Inventory; and (b) Property consisting of goods or equipment that are, in the opinion of the Borrower or any Subsidiary, obsolete or unproductive, but if in the good faith judgment of the Borrower or any Subsidiary such disposition without replacement thereof would have a Material Adverse Effect, such goods and equipment shall be replaced, or their utility and function substituted, by new or existing goods or equipment; (ii) the Borrower may transfer or dispose of any of its Property (in any transaction or series of transactions) to any Subsidiary or Subsidiaries only if such Property so transferred or disposed of after December 31, 2009 has an aggregate value (determined after depreciation and in accordance with GAAP) of not more than twenty percent (20%) of the aggregate value of all of the Borrower’s and its Subsidiaries’ real property and tangible personal property other than Inventory considered on a consolidated basis and determined after depreciation and in accordance with GAAP, as of December 31, 2009; (iii) the Borrower may dispose of its real property in one or more sale/leaseback transactions, provided that any Debt incurred in connection with such transaction does not create a Default as defined herein; (iv) the Borrower or any Subsidiary may dispose of real property or tangible personal property other than Inventory (in consideration of such amount as in the good faith judgment of the Borrower or such Subsidiary represents a fair consideration therefor), provided that the aggregate value of such property disposed of (determined after depreciation and in accordance with GAAP) after December 31, 2009 does not exceed twenty percent (20%) of the aggregate value of all of the Borrower’s and its Subsidiaries’ real property and tangible personal property other than Inventory considered on a consolidated basis and determined after depreciation and in accordance with GAAP, as of December 31, 2009; (v) the Borrower may dispose of Qualifying Assets of the type described in clause (ii) of the definition of Qualifying Assets, provided that the Borrower applies the net proceeds from such disposition against the Loans in an amount equal to the amount of Loan proceeds previously advanced to finance the acquisition of such clause (ii) Qualifying Assets; (vi) the Borrower may sell all stock or all or substantially all of the assets in Sea Robin Pipeline Company or the assets of its New England Gas Company division and (vii) the Borrower and it Subsidiaries may dispose of any receivables and related rights pursuant to any Receivables Purchase and Sale Agreement.

10.9 Discount or Sale of Receivables.  Other than pursuant to any Receivables Purchase and Sale Agreement, Borrower will not, and will not permit any Subsidiary, to discount or sell with recourse, or sell for less than the face value thereof (including any accrued interest) any of its notes receivable, receivables under leases or other accounts receivable.

10.10 Change in Accounting Method.  The Borrower will not, and will not permit any Subsidiary to, make any change in the method of computing depreciation for either tax or book purposes or any other material change in  accounting method representing any departure from GAAP without the Majority Banks’ prior written approval.

10.11 Restricted Payment.  The Borrower will not pay or declare any Restricted Payment unless immediately prior to such payment and after giving effect to such payment, the Borrower could incur at least $1 of additional Debt without violating the provisions of Section 10.3(g) and after giving effect thereto no Default or Event of Default exists hereunder; provided, however, that (i) the Borrower shall have the ability to purchase or agree to purchase all or part of its 7.55% Noncumulative Preferred Stock, Series A at any time if, after giving effect thereto, no Default or Event of Default exists hereunder and (ii) the Borrower’s ability to purchase or agree to purchase its common stock and/or preferred equity securities (including without limitation, Equity-Preferred Securities) shall be limited as follows: (a) not more than $50,000,000 in the aggregate of common stock and other preferred equity securities may be repurchased per each fiscal year of the Borrower at any time the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization for the Borrower and its Subsidiaries is greater than 0.60 to 1.00; (b) not more than $100,000,000 in the aggregate of common stock and other preferred equity securities may be repurchased per each fiscal year of the Borrower at any time the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization for the Borrower and its Subsidiaries is less than or equal to 0.60 to 1.00; and (c) no repurchases of common stock or other preferred equity securities may be made if the Borrower’s unsecured, non-credit enhanced senior debt as specified by S&P and Moody’s falls below either BBB- or Baa3, respectively.

10.12 Securities Credit Regulations.  Neither the Borrower nor any Subsidiary will take or permit any action which might cause the Loans or the Facility Letter of Credit Obligations or this Agreement to violate Regulation G, Regulation T, Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or a violation of the Securities Exchange Act of 1934, in each case as now or hereafter in effect.

10.13 Nature of Business; Management.  The Borrower will not, and will not permit any Subsidiary to: (a) change its principal line of business; or (b) enter into any business not within the scope of Section 7.15 and the definition of Qualifying Assets; or (c) permit any material overall change in the management of the Borrower.

10.14 Transactions with Related Parties.  The Borrower will not, and will not permit any Subsidiary to, enter into any transaction or agreement with any officer, director or holder of ten percent (10%) or more of any class of the outstanding capital stock of the Borrower or any Subsidiary (or any Affiliate of any such Person) unless the same is upon terms substantially similar to those obtainable from wholly unrelated sources.

10.15 Hazardous Materials.  The Borrower will not, and will not permit any Subsidiary to (a) cause or permit any Hazardous Materials to be placed, held, used, located, or disposed of on, under or at any of such Person’s property or any part thereof by any Person in a manner which could reasonably be expected to result in a Material Adverse Effect; (b) cause or permit any part of any of such Person’s property to be used as a manufacturing, storage, treatment or disposal site for Hazardous Materials, where such action could reasonably be expected to result in a Material Adverse Effect; or (c) cause or suffer any liens to be recorded against any of such Person’s property as a consequence of, or in any way related to, the presence, remediation, or disposal of Hazardous Materials  in or about any of such Person’s  property, including any so-called state, federal or local “superfund” lien relating to such matters, where such recordation could reasonably be expected to result in a Material Adverse Effect.

11. EVENTS OF DEFAULT; REMEDIES.

If any of the following events shall occur, then the Agent shall at the request, or may with the consent, of the holders of more than fifty percent (50%) in principal amount of the Notes then outstanding or, if no Note is then outstanding, Banks having more than fifty percent (50%) of the Commitments, (a) by notice to the Borrower, declare the Commitment of each Bank and the several obligation of each Bank to make Loans hereunder to be terminated, whereupon the same shall forthwith terminate, and (b) declare the Notes and all interest accrued and unpaid thereon, and all other amounts payable under the Notes, this agreement and the other Loan Documents, to be forthwith due and payable, whereupon the Notes, all such interest and all such other amounts, shall become and be forthwith due and payable without presentment, demand, protest, or further notice of any kind (including, without limitation, notice of default, notice of intent to accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower; provided, however, that with respect to any Event of Default described in Sections 11.7 or 11.8 hereof, (i) the Commitment of each Bank and the obligation of the Banks to make Loans shall automatically be terminated and (ii) the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon, and all such other amounts payable under the Notes, this Agreement and the other Loan Documents, shall automatically become immediately due and payable, without presentment demand, protest, or any notice of any kind (including, without limitation, notice of default, notice of intent to accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower:

11.1 Failure to Pay Principal or Interest.  The Borrower does not pay, repay or prepay any principal of or interest on any Note when due.

11.2 Failure to Pay Commitment Fee or Other Amounts.  The Borrower does not pay any commitment fee or any other obligation or amount payable under this Agreement, the Notes, or any Letter of Credit Reimbursement Agreement within five (5) calendar days after the same shall have become due.

11.3 Other Debt Default.  The Borrower or any Subsidiary fails to pay principal or interest on any other Debt aggregating more than $25,000,000.00 when due and any related grace period has expired, or the holder of any of such other Debt declares such Debt due prior to its stated maturity because of the Borrower’s or any Subsidiary’s default thereunder and the expiration of any related grace period.

11.4 Misrepresentation or Breach of Warranty.  Any representation or warranty made by the Borrower herein or otherwise furnished to the Bank in connection with this Agreement or any other Loan Document shall be incorrect, false or misleading in any material respect when made.

11.5 Violation of Negative Covenants.  The Borrower violates any covenant, agreement or condition contained in Sections 10.2, 10.3, 10.5, 10.6, 10.8, 10.9, 10.10, 10.11, or 10.15.

11.6 Violation of Other Covenants, Etc.  The Borrower violates any other covenant, agreement or condition contained herein (other than the covenants, agreements and conditions set forth or described in Sections 11.1, 11.2, 11.3, 11.4, and 11.5 above) or in any other Loan Document and such violation shall not have been remedied within (30) days after the earlier of (i) actual discovery by the Borrower of such violation or (ii) written notice has been received by the Borrower from the Bank or the holder of the Note.

11.7 Bankruptcy and Other Matters.  The Borrower or any Subsidiary of the Borrower (a) makes an assignment for the benefit of creditors; or (b) admits in writing its inability to pay its debts generally as they become due; or (c) generally fails to pay its debts as they become due; or (d) files a petition or answer seeking for itself, or consenting to or acquiescing in, any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any applicable Debtor Law (including, without limitation, the Federal Bankruptcy Code); or (i) there is appointed a receiver, custodian, liquidator, fiscal agent, or trustee of the Borrower or any Subsidiary or of the whole or any substantial part of their respective assets; or (ii) any court enters an order, judgment or decree approving a petition filed against the Borrower or any Subsidiary seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any Debtor Law and either such order, decree or judgment so filed against it is not dismissed or stayed (unless and until such stay is no longer in effect) within thirty (30) days of entry thereof or an order for relief is entered pursuant to any such law.

11.8 Dissolution.  Any order is entered in any proceeding against the Borrower or any Subsidiary of the Borrower decreeing the dissolution, liquidation, winding-up or split-up of the Borrower or such Subsidiary, and such order remains in effect for thirty (30) days.

11.9 Undischarged Judgment.  Final judgment or judgments in the aggregate, that might be or give rise to Liens on any property of the Borrower or any Subsidiary of the Borrower, for the payment of money in excess of $25,000,000.00 shall be rendered against the Borrower or any Subsidiary of the Borrower and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed by an unexhausted appeal process, which causes the applicable judgment or judgments to not be final and non-appealable.

11.10 Environmental Matters.  The occurrence of any of the following events that could result in liability to the Borrower or any Subsidiary of the Borrower under any Environmental Law or the creation of a Lien on any property of the Borrower or any Subsidiary in favor of any governmental authority or any other Person for any liability under any Environmental Law or for damages arising from costs incurred by such Person in response to a Release or threatened Release of Hazardous Materials into the environment if any such asserted liability or Lien could reasonably be expected to result in a Material Adverse Effect:

(a) the Release of Hazardous Materials at, upon, under or within the property owned or leased by the Borrower or any Subsidiary or any contiguous property;

(b) the receipt by the Borrower or any Subsidiary of any summons, claim, complaint, judgment, order or similar notice that it is not in compliance with or that any governmental authority is investigating its compliance with any Environmental Law;

(c) the receipt by the Borrower or any Subsidiary of any notice or claim to the effect that it is or may be liable for the Release or threatened Release of Hazardous Materials into the environment; or

(d) any governmental authority incurs costs or expenses in response to the Release of any Hazardous Material which affects in any way the properties of the Borrower or any Subsidiary.

11.11 Change of Control.  A Change of Control shall have occurred.

11.12 Other Remedies.  In addition to and cumulative of any rights or remedies expressly provided for in this Section 11, if any one or more Events of Default shall have occurred, the Agent shall at the request, and may with the consent, of the Majority Banks proceed to protect and enforce the rights of the Banks hereunder by any appropriate proceedings.  The Agent shall at the request, and may with the consent, of the Majority Banks also proceed either by the specific performance of any covenant or agreement contained in this Agreement or by enforcing the payment of the Notes or by enforcing any other legal or equitable right provided under this Agreement or the Notes or otherwise existing under any law in favor of the holder of the Notes.

11.13 Remedies Cumulative.  No remedy, right or power conferred upon the Banks is intended to be exclusive of any other remedy, right or power given hereunder or now or hereafter existing at law, in equity, or otherwise, and all such remedies, rights and powers shall be cumulative.

12. THE AGENT.

12.1 Authorization and Action.  Each Bank hereby appoints JPMorgan as its Agent under and irrevocably authorizes the Agent (subject to Sections 12.1 and 12.7) to take such action as the Agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto.  Without limitation of the foregoing, each Bank expressly authorizes the Agent to execute, deliver, and perform its obligations under this Agreement, and to exercise all rights, powers, and remedies that the Agent may have hereunder.  As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act, or to refrain from acting (and shall be fully protected in so acting or refraining from acting), upon the instructions of the Majority Banks, and such instructions shall be binding upon all the Banks and all holders of any Note; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law.  The Agent agrees to give to each Bank prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

12.2 Agent’s Reliance, Etc.  Neither the Agent nor any of its directors, officers, agents, or employees shall be liable to any Bank for any action taken or omitted to be taken by it or them under or in connection with this Agreement, the Notes and the other Loan Documents, except for its or their own gross negligence or willful misconduct.  Without limitation of the generality of the foregoing, the Agent: (a) may treat the original or any successor holder of any Note as the holder thereof until the Agent receives notice from the Bank which is the payee of such Note concerning the assignment of such Note; (b) may employ and consult with legal counsel (including counsel for the Borrower), independent public accountants, and other experts selected by it and shall not be liable to any Bank for any action taken, or omitted to be taken, in good faith by it or them in accordance with the advice of such counsel, accountants, or experts received in such consultations and shall not be liable for any negligence or misconduct of any such counsel, accountants, or other experts; (c) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any opinions, certifications, statements, warranties, or representations made in or in connection with this Agreement; (d) shall not have any duty to any Bank to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Agreement or any other instrument or document furnished pursuant thereto or to satisfy itself that all conditions to and requirements for any Loan have been met or that the Borrower is entitled to any Loan or to inspect the property (including the books and records) of the Borrower or any Subsidiary; (e) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of this Agreement by acing upon any notice, consent, certificate, or other instrument or writing (which may be by telegram, cable, telex, or otherwise) believed by it to be genuine and signed or sent by the proper party or parties.

12.3 Defaults.  The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the nonpayment of principal of or interest hereunder or of any fees) unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a Notice of Default.  In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such nonpayment).  The Agent shall (subject to Section 12.7) take such action with respect to such Default; provided that, unless and until the Agent shall have received the directions referred to in Sections 12.1 or 12.7, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable and in the best interest of the Banks.

12.4 JPMorgan and Affiliates.  With respect to its Commitment, any Loan made by it, and the Note issued to it, JPMorgan shall have the same rights and powers under this Agreement as any other Bank  and may exercise the same as though it were not the Agent;  and the term “Bank” or “Banks” shall, unless otherwise expressly indicated, include JPMorgan in its individual capacity.  JPMorgan and its respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its respective Affiliates and any Person who may do business with or own securities of the Borrower or any such Affiliate, all as if JPMorgan were not the Agent and without any duty to account therefor to the Banks.

12.5 Non-Reliance on Agent and Other Banks.  Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of  the Borrower and each Subsidiary and its decision to enter into the transactions contemplated by this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement.  The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or to inspect the properties or books of the Borrower or any Subsidiary.  Except for notices, reports, and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition, or business of the Borrower or any Subsidiary (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

12.6 Indemnification.  Notwithstanding anything to the contrary herein contained, the Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of its taking or continuing to take any action.  Each Bank agrees to indemnify the Agent (to the extent not reimbursed by the Borrower), according to such Bank’s Commitment, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or the Notes or any action taken or omitted by the Agent under this Agreement or the Notes; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the person being indemnified; and provided further that it is the intention of each Bank to indemnify the Agent against the consequences of the Agent’s own negligence, whether such negligence be sole, joint, concurrent, active or passive.  Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its Pro Rata Percentage of any out-of-pocket expenses (including attorneys’ fees) incurred by the Agent in connection with the preparation, administration, or enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement and the Notes, to the extent that the Agent is not reimbursed for such expenses by the Borrower.

12.7 Successor Agent.  The Agent may resign at any time as Agent under this Agreement by giving written notice thereof to the Banks and the Borrower and may be removed at any time with or without cause by the  Majority Banks.  Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent.  If  no successor Agent shall have been so appointed by the Majority Banks or shall have accepted such appointment within thirty (30) days after the retiring Agent’s giving of  notice of resignation or the Majority Banks’ removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000.00. Upon the acceptance of any appointment  as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement.  After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of this Section 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

12.8 Agent’s Reliance.  The Borrower shall notify the Agent in writing of the names of its officers and employees authorized to request a Loan on behalf of the Borrower and shall provide the Agent with a specimen signature of each such officer or employee.  The Agent shall be entitled to rely conclusively on such officer’s or employee’s authority to request a Loan on behalf of the Borrower until the Agent receives written notice from the Borrower to the contrary.  The Agent shall have no duty to verify the authenticity of the signature appearing on any Notice of Borrowing, and, with respect to any oral request for a Loan, the Agent shall have no duty to verify the identity of any Person representing himself as one of the officers or employees authorized to make such request on behalf of the Borrower.  Neither the Agent nor any Bank shall incur any liability to the Borrower in acting upon any telephonic notice referred to above which the Agent or such Bank believes in good faith to have been given by a duly authorized officer or other Person authorized to borrow on behalf of the Borrower or for otherwise acting in good faith.

13. MISCELLANEOUS.

13.1 Representation by the Banks.  Each Bank represents that it is the intention of such Bank, as of the date of its acquisition of its Note, to acquire the Note for its account or for the  account of its Affiliates, and not with a view to the distribution or sale thereof, and, subject to any applicable laws, the disposition of such Bank’s property shall at all times be within its control.  The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be transferred, sold or otherwise disposed of except (a) in a registered Offering under the Securities Act;  (b) pursuant to an exemption from the registration provisions of the Securities Act; or (c) if the Securities Act shall not apply to the Notes or the transactions contemplated hereunder as commercial lending transactions.

13.2 Amendments, Waivers, Etc.  No amendment or waiver of any provision of any Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no  amendment, waiver, or consent shall, unless in writing and signed by each Bank, do any of the following: (a) waive any of the conditions specified in Section 8; (b) increase the Commitment of any Bank or alter the term thereof, or subject any Bank to any additional or extended obligations; (c) change the principal of, or rate of interest on, any Note, or  any fees or other amounts payable hereunder; (d) postpone any date fixed for any payment of principal of, or interest on, any Note, or any fees (including, without limitation, any fee) or other amounts payable hereunder; (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of any Note, or the number of Banks which shall be required for Banks, or any of them, to take any action hereunder; or (f) amend this Section 13.2; and provided, further, that no amendment, waiver, or consent shall, unless in writing and signed by the Agent in addition to each Bank, affect the rights or duties of the Agent under any Loan Document.  No failure or delay on the part of any Bank or the Agent in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  No course of dealing between the Borrower and any Bank or the Agent shall operate as a waiver of any right of  any Bank or the Agent.  No modification or waiver of any provision of this Agreement or the Note nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

13.3 Reimbursement of Expenses.  The Borrower agrees to reimburse each Bank for its reasonable out-of-pocket expenses, including the reasonable fees and expenses of counsel to each Bank, in connection with the transactions contemplated by this Agreement, whether or not such contemplated transactions shall be consummated, or any of them, or otherwise in connection with this Agreement, including its negotiation, preparation, execution, administration, modification and enforcement, and all reasonable fees, including the reasonable fees and expenses of counsel to the Agent and each Bank, costs and expenses of the Agent for environmental consultants and costs and expenses of the Agent and each Bank in connection with due diligence, transportation, computer time and research and duplication.  The Borrower agrees to pay any and all stamp and other taxes which may be payable or determined to be payable in connection with the execution and delivery of this Agreement or the Notes, and to save any holder of any Note harmless from any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes.  The obligations of the Borrower under this Section 13.3 shall survive the termination of this Agreement and/or the payment of the Notes.

13.4 Notices.   All notices and other communications provided for herein shall be in writing (including telex, facsimile, or cable communication) and shall be mailed, telecopied, telexed, cabled or delivered addressed as follows:

(a)         If to the Borrower, to it at:                                           Southern Union Company
5444 Westheimer Road
Houston, Texas 77056
Attention:  Chief Financial Officer
Fax:  (713) 989-7505

with a copy to:                                           Southern Union Company
5444 Westheimer Road
Houston, Texas 77056
Attention:  Corporate Secretary
Fax:  (713) 989-1212

(b)         If to the Agent, to it at:                                           JPMorgan Chase Bank, N.A.
MC TX38211
221 W. 6th Street, 2nd Floor
Austin, Texas  78701
Attention: Manager/Commercial Lending
Fax:  (512) 479-2814

with a copy to:                                           JPMorgan Chase Bank, N.A.
JPMorgan Loan Services
10 South Dearborn, 7th floor
Chicago, Illinois 60603
Attention: Ladesiree Williams
Fax:  (312) 385-7097

or to such other address as shall be designated by such the Borrower or the Agent in a written notice to the other party and, as to each other party, at such address as shall be designated by such party in a written notice to the Borrower and the Agent.  All such notices and communications shall, when mailed, telecopied, telexed, transmitted, or cabled, become effective when deposited in the mail, confirmed by telex answer back, transmitted to the telecopier, or delivered to the cable company, except that notices and communications to the Agent or to a Bank under Sections 2.1(c), 2.1(d), or 2.2 shall not be effective until actually received by the Agent or such Bank, as applicable.

13.5 Governing Law; Venue.  This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to conflicts of laws (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law).  This Agreement, the Note, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.   EACH OF THE PARTIES IRREVOCABLY CONSENTS TO THE EXCLUSIVE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW YORK.

13.6 Survival of Representations, Warranties and Covenants.  All representations, warranties and covenants contained herein or made in writing by the Borrower in connection herewith shall survive the execution and delivery of  this Agreement and the Notes, and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not, provided that the undertaking of the Banks to make the Loans to the Borrower shall not inure to the benefit of any successor or assign of the Borrower.  No investigation at any time made by or on behalf of the Banks shall diminish the Banks’ rights to rely on any representations made herein or in connection herewith.  All statements contained in any certificate or other written instrument delivered by the Borrower or by any Person authorized by the Borrower under or pursuant to this Agreement or in connection with the transactions contemplated hereby shall constitute representations and warranties hereunder as of the time made by the Borrower.

13.7 Counterparts.  This Agreement may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument and all such separate counterparts shall constitute but one and the same instrument.

13.8 Separability.  Should any clause, sentence, paragraph or section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.  Each covenant contained in this Agreement shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

13.9 Descriptive Headings.  The section headings in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Agreement.

13.10 Accounting Terms.  All accounting terms used herein which are not expressly defined in the Agreement, or the respective meanings of which are not otherwise qualified, shall have the respective meanings given to them in accordance with GAAP.

13.11 Limitation of Liability.  No claim may be made by the Borrower or any other Person against the Agent or any Bank or the Affiliates, directors, officers, employees, attorneys, or agents of the Agent or any Bank for any special, indirect, consequential, or punitive damages in respect to any claim for breach of contract arising out of or related to the transactions contemplated by this Agreement, or any act, omission, or event occurring in connection herewith and the Borrower hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

13.12 Set-Off.  The Borrower hereby gives and confirms to each Bank a right of set-off of all moneys, securities and other property of the Borrower (whether special, general or limited) and the proceeds thereof, now or hereafter delivered to remain with or in transit in any manner to such Bank, its Affiliates, correspondents or agents from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into possession of such Bank, its Affiliates, correspondents or agents in any way, and also, any balance of any deposit accounts and credits of the Borrower with, and any and all claims of security for the payment of the Notes and of all other liabilities and obligations now or hereafter owed by the Borrower to such Bank, contracted with or acquired by such Bank, whether such liabilities and obligations be joint, several, absolute, contingent, secured, unsecured, matured or unmatured, and the Borrower hereby authorizes each Bank, its Affiliates, correspondents or agents at any time or times, without prior notice, to apply such money, securities, other property, proceeds, balances, credits of claims, or any part of the foregoing, to such liabilities in such amounts as it may select, whether such liabilities be contingent, unmatured or otherwise, and whether any collateral security therefor is deemed adequate or not.  The rights described herein shall be in addition to any collateral security, if any, described in any separate agreement executed by the Borrower.

13.13 Sale or Assignment.

(a) Subject to the prior written consent of the Agent and the Borrower, such consent not to be unreasonably withheld or delayed, each Bank may assign to an Eligible Assignee all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments and the Note held by it); provided, however, that: (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Banks rights and obligations under this Agreement; (ii) the amount of the Commitments so assigned shall equal or exceed $5,000,000.00; (iii) the Commitment of each Bank shall be not less than $5,000,000.00 (subject only to reductions pursuant to Sections 4.7 and 11 hereof); (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register (as hereinafter defined), an Assignment and Acceptance in the form of Exhibit C attached hereto and made a part hereof (the “Assignment and Acceptance”), together with any Note subject to such assignment and a fee of $3,500.00 payable by the assigning Bank to the Agent; (v) any such assignment from one Bank to another Bank that is not a Defaulting Bank shall not require the consent of the Agent or the Borrower if such assignment does not result in any Bank holding more than 60% of the aggregate outstanding Commitments; and (vi) any such assignment shall not require the consent of the Borrower if a Default or Event of Default shall have occurred and is then continuing.  Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date on which such Assignment and Acceptance is accepted by the Agent, (A) the Eligible Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank under the Loan Documents, and (B) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank’s rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto).

(b) By executing and delivering an Assignment and Acceptance, the Bank assignor thereunder and the Eligible Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such Eligible Assignee confirms that it has received a copy of the Loan Documents, together with copies of the financial statements referred to in Section 7.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Eligible Assignee, independently and without reliance upon the Agent, such assigning Bank, or any Bank and based on such documents and information as it shall deem appropriate at the time, will continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Eligible Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under any Loan Document as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) such Eligible Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank.

(c) The Agent shall maintain at its address referred to in Section 13.4 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the “Register”).  The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent, and Banks may treat each Person whose name is recorded in the Register as Bank hereunder for all purposes of the Loan Documents.  The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

(d) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank, together with any Note subject to such assignment, the Agent, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C, shall (i) accept such Assignment and Acceptance; (ii) record the information contained therein in the Register; and (iii) give prompt notice thereof to the Borrower.  Within three (3) Business Days after its receipt of such notice, the Borrower at its own expense, shall execute and deliver to the Agent in exchange for each surrendered Note a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained a Commitment hereunder, a new Note to the order of the assigning Bank in an amount equal to the Commitment retained by it hereunder.  The new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit C attached hereto and made a part hereof.  Upon receipt by the Agent of each such new Note conforming to the requirements set forth in the preceding sentences, the Agent shall return to the Borrower each such surrendered Note marked to show that each such surrendered Note has been replaced, renewed, and extended by such new Note.

(e) Each Bank may sell participations to one or more banks or other entities in or to all or a portion of its rights and/or obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Note held by it); provided, however, that (i) each Bank’s obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged; (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations; (iii) except as provided below, such Bank shall remain the holder of any such Note for all purposes of this Agreement; and (iv) the participating banks or other entities shall be entitled to the benefits of Sections 2.3 and 4.7 to recover costs, losses and expenses in the circumstances, and to the extent provided in Section 2.3, as though such participant were a Bank; provided, however, the amounts to which a participant shall be entitled to obtain pursuant to Sections 2.3 and 4.7 shall be determined by reference to such participant’s selling Bank and shall be recoverable solely from such selling Bank and (v) the Borrower, the Agent and the other Banks shall continue to deal solely and directly with the selling Bank in connection with such Bank’s rights and obligations under this Agreement and the other Loan Documents; provided, however, the selling Bank may grant a participant rights with respect to amendments, modification or waivers with respect to any  fees payable hereunder to such Bank (including the amount and the dates fixed for the payment of any such fees) or the amount of principal or the rate of interest payable on, the dates fixed for any payment of principal or interest on, the Loans, or the release of any obligations of the Borrower hereunder and under the other Loan Documents, or the release of any security for any of the Obligations.  Except with respect to cost protections contained in Sections 2.3 and 4.7, no participant shall be a third party beneficiary of this Agreement and shall not be entitled to enforce any rights provided to its selling Bank against the Company under this Agreement.

(f) Notwithstanding anything herein to the contrary, each Bank may pledge and assign all or any portion of its rights and interests under the Loan Documents to any Federal Reserve Bank.

(g) Notwithstanding anything herein to the contrary, each Bank may assign all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments and the Note held by it) to one or more Bank Affiliates without the prior written consent of the Borrower.  For purposes of this Section 12.13, “Bank Affiliate” shall mean (a) with respect to any Bank, (i) an Affiliate of such Bank or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Bank or an Affiliate of such Bank and (b) with respect to any Bank that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Bank or by an Affiliate of such investment advisor.  Each Bank Affiliate shall be deemed for purposes hereof to be an “Eligible Assignee.”

13.14 Non U.S. Banks.  Prior to the date of the initial Borrowings hereunder, and from time to time thereafter if requested by the Borrower or the Agent, each Bank organized under the laws of a jurisdiction outside the United States of America shall provide the Agent and the Borrower with the forms prescribed by the Internal Revenue Service of the United States of America certifying such Banks exemption from United States withholding taxes with respect to all payments to be made to such Bank hereunder or under such Bank’s Note.  Unless the Borrower and the Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under such Bank’s Note are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Bank organized under the laws of a jurisdiction outside the United States.

13.15 Interest.  All agreements between the Borrower, the Agent or any Bank, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on any Note or otherwise, shall the amount paid, or agreed to be paid, to the Agent or any Bank for the use, forbearance, or detention of the money to be loaned under this Agreement or otherwise or for the payment or performance of any covenant or obligation contained herein or in any document related hereto exceed the amount permissible at the Highest Lawful Rate.  If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be filled shall be reduced to the limit of such validity, and if, from any such circumstance, the Agent or any Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the amount permissible at the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Notes or the amounts owing on other obligations of the Borrower to the Agent or any Bank under this Agreement or any document related hereto and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Notes and the amounts owing on other obligations of the Borrower to the Agent or any Bank under this Agreement or any document related hereto, as the case may be, such excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Agent or any Bank for the use, forbearance, or detention of the indebtedness of the Borrower to the Agent or any Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of  the principal thereof  (Including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Highest Lawful Rate. The terms and provisions of this Section 13.15 shall control and supersede every other provision of all agreements between the Borrower and the Banks.

13.16 Indemnification.  THE BORROWER AGREES TO INDEMNIFY, DEFEND, AND SAVE HARMLESS THE AGENT, EACH BANK INCLUDING THE ISSUING BANK AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND ATTORNEYS, AND EACH OF THEM (THE “INDEMNIFIED PARTIES”), FROM AND AGAINST ALL CLAIMS, ACTIONS, SUITS, AND OTHER LEGAL PROCEEDINGS, DAMAGES, COSTS, INTEREST, CHARGES, TAXES, COUNSEL FEES, AND OTHER EXPENSES AND PENALTIES (INCLUDING WITHOUT LIMITATION ALL ATTORNEY FEES AND COSTS OR EXPENSES OF SETTLEMENT) WHICH ANY OF THE INDEMNIFIED PARTIES MAY SUSTAIN OR INCUR BY REASON OF OR ARISING OUT OF (a) THE MAKING OF ANY LOAN HEREUNDER, THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE NOTES AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREBY AND THE EXERCISE OF ANY OF THE BANKS’ RIGHTS UNDER THIS AGREEMENT AND THE NOTES OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, DAMAGES, COSTS, AND EXPENSES INCURRED BY ANY OF THE INDEMNIFIED PARTIES IN INVESTIGATING, PREPARING FOR, DEFENDING AGAINST, OR PROVIDING EVIDENCE, PRODUCING DOCUMENTS, OR TAKING ANY OTHER ACTION IN RESPECT OF ANY COMMENCED OR THREATENED LITIGATION UNDER ANY FEDERAL SECURITIES LAW OR ANY SIMILAR LAW OF ANY JURISDICTION OR AT COMMON LAW OR (b) ANY AND ALL CLAIMS OR PROCEEDINGS (WHETHER BROUGHT BY A PRIVATE PARTY, GOVERNMENTAL AUTHORITY OR OTHERWISE) FOR BODILY INJURY, PROPERTY DAMAGE, ABATEMENT, REMEDIATION, ENVIRONMENTAL DAMAGE, OR IMPAIRMENT OR ANY OTHER INJURY OR DAMAGE RESULTING FROM OR RELATING TO THE RELEASE OF ANY HAZARDOUS MATERIALS LOCATED UPON, MIGRATING INTO, FROM, OR THROUGH OR OTHERWISE RELATING TO ANY PROPERTY OWNED OR LEASED BY THE BORROWER OR ANY SUBSIDIARY OF THE BORROWER (WHETHER OR NOT THE RELEASE OF SUCH HAZARDOUS MATERIALS WAS CAUSED BY THE BORROWER, ANY SUBSIDIARY OF THE BORROWER, A TENANT, OR SUBTENANT OF THE BORROWER OR ANY SUBSIDIARY OF THE BORROWER, A PRIOR OWNER, A TENANT, OR SUBTENANT OF ANY PRIOR OWNER OR ANY OTHER PARTY AND WHETHER OR NOT THE ALLEGED LIABILITY IS ATTRIBUTABLE TO THE HANDLING, STORAGE, GENERATION, TRANSPORTATION, OR DISPOSAL OF ANY HAZARDOUS MATERIALS OR THE MERE PRESENCE OF ANY HAZARDOUS MATERIALS ON SUCH PROPERTY; PROVIDED THAT THE BORROWER SHALL NOT BE LIABLE TO THE INDEMNIFIED PARTIES WHERE THE RELEASE OF SUCH HAZARDOUS MATERIALS OCCURS AT ANY TIME AT WHICH THE BORROWER OR ANY SUBSIDIARY OF THE BORROWER CEASES TO OWN OR LEASE SUCH PROPERTY); PROVIDED FURTHER THAT NO INDEMNIFIED PARTY SHALL BE ENTITLED TO THE BENEFITS OF THIS  SECTION 13.16 TO THE EXTENT ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT CONTRIBUTED TO ITS LOSS. THIS AGREEMENT IS  INTENDED TO PROTECT AND INDEMNIFY THE INDEMNIFIED PARTIES AGAINST ALL RISKS HEREBY ASSUMED BY THE BORROWER; AND PROVIDED FURTHER THAT  IT IS THE INTENTION OF THE BORROWER TO INDEMNIFY THE INDEMNIFIED PARTIES AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE.  FOR PURPOSES OF THE FOREGOING SECTION 13.16, THE PHRASE “CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREBY” SET FORTH IN SUBPARAGRAPH (a) ABOVE SHALL INCLUDE, BUT NOT BE LIMITED TO, THE FINANCING OF ANY CORPORATE TAKEOVER PERMITTED HEREUNDER AND THE BORROWER’S USE OF THE LOAN PROCEEDS FOR THE PURPOSE OF ACQUIRING ANY EQUITY INTERESTS DESCRIBED IN SUBPARAGRAPH (ii) OF THE DEFINITION OF “QUALIFYING ASSETS” SET FORTH IN THIS AGREEMENT (AS AMENDED).   THE OBLIGATIONS OF THE BORROWER UNDER THIS SECTION 13.16 SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND THE REPAYMENT OF THE NOTES.

13.17 Payments Set Aside.  To the extent that the Borrower makes a payment or payments to the Agent or any Bank or the Agent or any Bank exercises its right of set off, and such payment or payments or the proceeds of such set off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other Person under any Debtor Law or equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and shall continue in full force and effect as if such payment had not been made or set off had not occurred.

13.18 Loan Agreement Controls.  If there are any conflicts or inconsistencies among this Agreement and any other document executed in connection with the transactions connected herewith, the provisions of this Agreement shall prevail and control.

13.19 Obligations Several.  The obligations of each Bank under this Agreement and the Note to which it is a party are several, and no Bank shall be responsible for any obligation or Commitment of any other Bank under this Agreement and the Note to which it is a party.  Nothing contained in this Agreement or the Note to which it is a party, and no action taken by any Bank pursuant thereto, shall be deemed to constitute the Banks to be a partnership, an association, a joint venture, or any other kind of entity.

13.20 Pro Rata Treatment.  All Loans under, and all payments and other amounts received in connection with this Agreement (including, without limitation, amounts received as a result of the exercise by any Bank of any right of set off) shall be effectively shared by the Banks ratably in accordance with the respective Pro Rata Percentages of the Banks.  If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set off, or otherwise) on account of the principal of, or interest on, or fees in respect of, any Note held by it (other than pursuant to Section 2.3(d)) in excess of its Pro Rata Percentage of payments on account of similar Notes obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in the Notes or Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank’s ratable share (according to the proportion of (a) the amount of such Bank’s required repayment to (b) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered.  Disproportionate payments of interest shall be shared by the purchase of separate participations in unpaid interest obligations, disproportionate payments of fees shall be shared by the purchase of separate participations in unpaid fee obligations, and disproportionate payments of principal shall be shared by the purchase of separate participations in unpaid principal obligations.  The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 13.20 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.   Notwithstanding the foregoing, a Bank may receive and retain an amount in excess of its Pro Rata Percentage to the extent but only to the extent, that such excess results from such Bank’s Highest Lawful Rate exceeding another Bank’s Highest Lawful Rate.

13.21 Final Agreement.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT’S OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

13.22 WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

13.23 USA Patriot Act Notice.  Each Bank, Issuing Bank and the Agent (for itself and not on behalf of any Bank or Issuing Bank) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank, Issuing Bank or the Agent, as applicable, to identify the Borrower in accordance with the Act.  In the event of a Change in Ownership, Borrower acknowledges that each Bank, Issuing Bank and the Agent will be required to obtain, verify and record information that identifies the Borrower in accordance with the Act and agrees that such information will be provided by the Borrower that will allow such Bank, Issuing Bank or the Agent, as applicable, to identify the Borrower in accordance with the Act.

13.24 No Fiduciary Duty.  The Agent, each Bank and their Affiliates (collectively, solely for purposes of this paragraph, the “Banks”), may have economic interests that conflict with those of Borrower, its stockholders and/or its affiliates.  Borrower agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Bank, on the one hand, and Borrower, its stockholders or its affiliates, on the other.  The Borrower acknowledges and agrees that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Banks, on the one hand, and Borrower, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Bank has assumed an advisory or fiduciary responsibility in favor of Borrower, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Bank has advised, is currently advising or will advise Borrower, its stockholders or its Affiliates on other matters) or any other obligation to Borrower except the obligations expressly set forth in the Loan Documents and (y) each Bank is acting solely as principal and not as the agent or fiduciary of Borrower, its management, stockholders, creditors or any other Person.  Borrower acknowledges and agrees that Borrower has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.  Borrower agrees that it will not claim that any Bank has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to Borrower, in connection with such transaction or the process leading thereto.

HOU:2981264.8

IN WITNESS WHEREOF, the parties hereto, by their respective officers thereunto duly authorized, have executed this Agreement on the dates set forth below to be effective as of February 26, 2010.

SOUTHERN UNION COMPANY

By:  /s/ RICHARD N. MARSHALL
Richard N. Marshall,
Senior Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
as Agent, Issuing Bank and a Bank

By:              /s/CINDY M. MATULA
Cindy M. Matula,
President – Austin Region

BANK OF AMERICA, N.A.,

as Co-Syndication Agent and a Bank

By:
Name:
Title:

WELLS FARGO BANK NA,

as Co-Syndication Agent and a Bank

By:                 /s/CHRISTINA FAITH
Name:            Christina Faith
Title:              Vice President

THE BANK OF TOKYO MITSUBISHI UFJ. LTD., as Co-Documentation Agent and a Bank

By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Co-Documentation Agent and a Bank

By:
Name:
Title:

By:
Name:
Title:

SOVEREIGN BANK,
as a Bank

By:
Name:
Title:

UMB BANK, N.A.,
as a Bank

By:                 /s/DAVID A. PROFFITT
Name:            David A. Proffitt
Title:              Senior Vice President

MIZUHO CORPORATE BANK, LTD.,
as a Bank

By:
Name:
Title:

PNC BANK, N.A.,
as a Bank

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLAND BRANCH, as a Bank

By:
Name:
Title:

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By:
Name:
Title:

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as a Bank

By:
Name:
Title:

By:
Name:
Title:

ROYAL BANK OF CANADA,
as a Bank

By:
Name:
Title:

BANK OF CHINA, NEW YORK BRANCH,
as a Bank

By:
Name:
Title:

CHINATRUST COMMERCIAL BANK LTD., NEW YORK BRANCH, as a Bank

By:                 /s/AMY FONG
Name:            Amy Fong
Title:              SVP and General Manager

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a Bank

By:
Name:
Title:

U.S. BANK, NATIONAL ASSOCIATION,
as a Bank

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND, PLC,
as a Bank

By:
Name:
Title:

BRANCH BANKING & TRUST COMPANY,
as a Bank

By:
Name:
Title:

COMERICA BANK,
as a Bank

By:
Name:
Title:

THE BANK OF EAST ASIA, LIMITED, LOS ANGELES BRANCH, as a Bank

By:                 /s/CHONG TAN
Name:            Chong Tan
Title:              VP and Credit Manager

By:                 /s/VICTOR LI
Name:            Victor Li
Title:              General Manager

FIRST COMMERCIAL BANK, NEW YORK AGENCY, as a Bank

By:                  /s/JENN-HWA WANG
Name:            Jenn-Hwa Wang
Title:              General Manager

GOLDMAN SACHS BANK USA,
as a Bank

By:
Name:
Title:

COMPASS BANK,
as a Bank

By:
Name:
Title:

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Bank

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a Bank

By:
Name:
Title:

BANK OF TAIWAN, NEW YORK AGENCY,
as a Bank

By:
Name:
Title:

[BANK GROUP SIGNATURE PAGES TO COME]

HOU:2981264.8

EXHIBIT A

REVOLVING NOTE

$___________                                                                                                                                                 ____________, 20__

FOR VALUE RECEIVED, the undersigned, SOUTHERN UNION COMPANY, a corporation organized under the laws of Delaware (the “Borrower”), HEREBY PROMISES TO PAY to the order of ___________________________________ (the “Bank”), on or before _______________________ (the “Maturity Date”), the principal sum of ________________ Million and No/ 100ths Dollars ($_,000,000.00) in accordance with the terms and provisions of that certain Revolving Credit Agreement dated February 26, 2010, by and among the Borrower, the Bank, the other banks named on the signature pages thereof, and JPMORGAN CHASE BANK, N.A., as Agent (the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

The outstanding principal balance of this Revolving Note shall be payable at the Maturity Date.  The Borrower promises to pay interest on the unpaid principal balance of this Revolving Note from the date of any Loan evidenced by this Revolving Note until the principal balance thereof is paid in full.  Interest shall accrue on the outstanding principal balance of this Revolving Note from and including the date of any Loan evidenced by this Revolving Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the Credit Agreement.  Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full, payable on demand, at the rate provided for in Section 2.2(b) of the Credit Agreement.

Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set off or counterclaim to the account of the Agent at the principal office of JPMorgan Chase Bank, N.A. in Houston, Texas (or such other address as the Agent under the Credit Agreement may specify) not later than noon (Houston time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the Credit Agreement.

If any payment of interest or principal herein provided for is not paid when due, then the owner or holder of this Revolving Note may at its option, by notice to the Borrower, declare the unpaid, principal balance of this Revolving Note, all accrued and unpaid interest thereon and all other amounts payable under this Revolving Note to be forthwith due and payable, whereupon this Revolving Note, all such interest and all such amounts shall become and be forthwith due and payable in full, without presentment, demand, protest, notice of intent to accelerate, notice of actual acceleration or further notice of any kind, all of which are hereby expressly waived by the Borrower.

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If any payment of principal or interest on this Revolving Note shall become due on a Saturday, Sunday, or public holiday on which the Agent is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

In addition to all principal and accrued interest on this Revolving Note, the Borrower agrees to pay (a) all reasonable costs and expenses incurred by the Agent and all owners and holders of this Revolving Note in collecting this Revolving Note through any probate, reorganization bankruptcy or any other proceeding and (b) reasonable attorneys’ fees when and if this Revolving Note is placed in the hands of an attorney for collection after default.

All agreements between the Borrower and the Bank, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Revolving Note or otherwise, shall the amount paid, or agreed to be paid, to the Bank for the use, forbearance, or detention of the money to be loaned under the Credit Agreement and evidenced by this Revolving Note or otherwise or for the payment or performance of any covenant or obligation contained in the Credit Agreement or this Revolving Note exceed the amount permissible at Highest Lawful Rate.  If as a result of any circumstances whatsoever, fulfillment of any provision hereof or of the Credit Agreement at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance, the Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the amount permissible at the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Revolving Note or the amounts owing on other obligations of the Borrower to the Bank under the Credit Agreement and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Revolving Note and the amounts owing on other obligations of the Borrower to the Bank under the Credit Agreement, as the case may be, such excess shall be refunded to the Borrower.  In determining whether or not the interest paid or payable under any specific contingencies exceeds the Highest Lawful Rate, the Borrower and the Bank shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread in equal parts during the period of the full stated term of this Revolving Note, all interest at any time contracted for, charged, received or reserved in connection with the indebtedness evidenced by this Revolving Note.

This Revolving Note is one of the Notes provided for in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the Credit Agreement or this Revolving Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.  It is contemplated that by reason of prepayments or repayments hereon prior to the Maturity Date, there may be times when no indebtedness is owing hereunder prior to such date; but notwithstanding such occurrence this Revolving Note shall remain valid and shall be in full force and effect as to Loans made pursuant to the Credit Agreement subsequent to each such occurrence.

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Except as otherwise specifically provided for in the Credit Agreement, the Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security hereof, in whole or in part, with or without notice, before or after maturity.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.

SOUTHERN UNION COMPANY

By:_________________________________
Name:_______________________________
Title:________________________________

HOU:2981264.8

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EXHIBIT B

NOTICE OF BORROWING

The undersigned hereby certifies that s/he is an officer of SOUTHERN UNION COMPANY, a corporation organized under the laws of Delaware (the “Borrower”), authorized to execute this Notice of Borrowing on behalf of the Borrower.  With reference to that certain Revolving Credit Agreement dated February 26, 2010 (as same may be amended, modified, increased, supplemented and/or restated from time to time, the “Credit Agreement”) entered into by and between the Borrower, JPMORGAN CHASE BANK, N.A., as Agent, and the Banks identified therein, the undersigned further certifies, represents and warrants to the Agent and the Banks on behalf of the Borrower that to his best knowledge and belief after reasonable and due investigation and review, all of the following statements are true and correct (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

(a)              Borrower requests that the Banks advance to the Borrower the aggregate sum of $__________by no later than ____________, 20___ (the “Borrowing Date”).  Immediately following such Loan, the aggregate outstanding balance of Loans shall equal $__________. Borrower requests that the Loans bear interest as follows:

Amount	Type	Interest Period (if applicable)
1.		_____ Month(s)
2.		_____ Month(s)
3.		_____ Month(s)
4.		_____ Month(s)
5.		_____ Month(s)
6.		_____ Month(s)

(b)              The proceeds of the borrowing shall be deposited into Borrower’s demand deposit account at JPMorgan Chase Bank, N.A. more fully described as follows:

Account No. ______________, styled Southern Union Company.

(c)              As of the date hereof, and as a result of the making of the requested Loans, there does not and will not exist any Default or Event of Default.

(d)              The representations and warranties contained in Section 7 of the Credit Agreement are true and correct in all material respects as of the date hereof and shall be true and correct upon the making of the requested Loan, with the same force and effect as though made on and as of the date hereof and thereof.

HOU:2981264.8

 AUS 0050100.02807: 401069v4

1

EXECUTED AND DELIVERED this _____  day of  _______________, 20___.

SOUTHERN UNION COMPANY

By:_________________________
Name:_______________________
Title:________________________

HOU:2981264.8

 AUS 0050100.02807: 401069v4

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EXHIBIT C

ASSIGNMENT AND ACCEPTANCE

[NAME AND ADDRESS OF
ASSIGNING BANK]

_______________, 20__

________________
________________
________________
________________

Re:	Southern Union Company Fifth Amended and Restated Revolving Credit Agreement

Ladies and Gentlemen:
We have entered into a Revolving Credit Agreement dated as of February 26, 2010 (the “Credit Agreement”), among certain banks (including us), JPMorgan Chase Bank, N.A. (the “Agent”) and Southern Union Company (the “Company”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

Each reference to the Credit Agreement, the Notes, or any other document evidencing or governing the Loans (all such documents collectively, the “Financing Documents”) includes each such document as amended, modified, extended or replaced from time to time.  All times are Houston times.

1.           Assignment.  We hereby sell you and assign to you without recourse, and you hereby unconditionally and irrevocably acquire for your own account and risk, a percent ( %) undivided interest (“your assigned share”) in each of the following (the “Assigned Obligations”):

a.           our Note;

b.           all Loans and interest thereon as provided in Section 2 of the Credit Agreement [,except that interest shall accrue on your assigned share in the principal of Alternate Base Rate Loans and Eurodollar Rate Loans at an annual rate equal to the rate provided in the Credit Agreement minus _____%]; and

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c.           commitment fees payable pursuant to Section 5 of the Credit Agreement[, except that your assigned share in such fees shall be at an annual rate equal to the rate provided in the Credit Agreement minus ____%].

2.	Materials Provided Assignee

a.           We will promptly request that the Company issue new Notes to us and to you in substitution for our Note to reflect the assignment set forth herein.  Upon issuance of such substitute Notes, (i) you will become a Bank under the Credit Agreement, (ii) you will assume our obligations under the Credit Agreement to the extent of your assigned share, and (iii) the Company will release us from our obligations under the Credit Agreement to the extent, but only to the extent, of your assigned share.  The Company consents to such release by signing this Agreement where indicated below.  As a Bank, you will be entitled to the benefits and subject to the obligations of a “Bank”, as set forth in the Credit Agreement, and your rights and liabilities with respect to the other Banks and the Agent will be governed by the Credit Agreement, including without limitation Section 12 thereof.

b.           We have furnished you copies of the Credit Agreement, our Note and each other Financing Document you have requested.  We do not represent or warrant (i) the priority, legality, validity, binding effect or enforceability of any Financing Document or any security interest created thereunder, (ii) the truthfulness and accuracy of any representation contained in any Financing Document, (iii) the filing or recording of any Financing Document necessary to perfect any security interest created thereunder, (iv) the financial condition of the Company or any other Person obligated under any Financing Document, any financial or other information, certificate, receipt or other document furnished or to be furnished under any Financing Document or (v) any other matter not specifically set forth herein having any relation to any Financing Document, your interest in one Note, the Company or any other Person.  You represent to us that you are able to make, and have made, your own independent investigation and determination of the foregoing matters, including, without limitation, the credit worthiness of the Company and the structure of the transaction.

3.           Governing law; Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  You irrevocably submit to the jurisdiction of any State or Federal court sitting in the State of New York in any suit, action or proceeding arising out of or relating to this Agreement and irrevocably waive any objection you may have to this laying of  venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.  We may serve process in any manner permitted by law and may bring proceedings against you in any other jurisdiction.

4.           Notices. All notices and other communications given hereunder to a party shall be given in writing (including bank wire, telecopy, telex or similar writing) at such party’s address set forth on the signature pages hereof or such other address as such party may hereafter specify by notice to the other party.  Notice may also be given by telephone to the Person, or any other officer in the office, listed on the signature pages hereof if confirmed promptly by telex or telecopy.  Notices shall be effective immediately, if given by telephone; upon transmission, if given by bank wire, telecopy or telex; five days after deposit in the mails, if mailed; and when delivered, if given by other means.

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5.           Authority.  Each of us represents and warrants that the execution and delivery of  this Agreement have been validly authorized by all necessary corporate action and that this Agreement constitutes a valid and legally binding obligation enforceable against it in accordance with its terms.

6.           Counterparts. This Agreement may be executed in one or more counterparts, and by each party on separate counterparts, each of which shall be an original but all of which taken together shall be but one instrument.

7.           Amendments. No amendment modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by the party against whom enforcement is sought.

If the foregoing correctly sets forth our agreement, please so indicate by signing the enclosed copy of this Agreement and returning it to us.

Very truly yours,

__________________________________________

By: ______________________________________
Name: ____________________________________
Title: _____________________________________

[Street Address] ____________________________
[City, State, Zip Code] ________________________
Telephone:  ________________________________
Telecopy: __________________________________

AGREED AND ACCEPTED:

_______________________________

By:           _________________________
_________________________
_________________________
_________________________

Attention:            ___________________
Telephone:          ___________________
Telecopy:             ___________________
Account for Payments: ______________

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ASSIGNMENT APPROVED PURSUANT TO SECTION 13.13 OF THE CREDIT
AGREEMENT AND RELEASE APPROVED IN SECTION 2 OF THIS AGREEMENT:

SOUTHERN UNION COMPANY

By:           _______________________
Name:      _______________________
Title:        _______________________

 AUS 0050100.02807: 401069v4

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